UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

Dreyfus Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2015

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Stock Index Fund

ANNUAL REPORT October 31, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus International Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus International Stock Index Fund produced a total return of -1.46%.1 This compares with a -0.07% total return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE® Index”), during the same period.2

International equities produced flat to slightly negative returns, on average, amid changing global economic sentiment. The difference in returns between the fund and the MSCI EAFE® Index is due to temporary price differences arising from the application of fair-value pricing policies during the year3, and transaction costs and operating expenses that are not reflected in the MSCI EAFE® Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the MSCI EAFE® Index, a broadly diversified, international index composed of approximately 1,000 companies located in developed markets outside the United States and Canada. To pursue its goal, the fund is generally fully invested in stocks included in the MSCI EAFE® Index. The fund’s investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the MSCI EAFE® Index does.

The fund employed futures contracts and currency forward contracts during the reporting period in its efforts to replicate the returns of the MSCI EAFE® Index.

Flat Returns Masked Heightened Volatility

International equities encountered heightened volatility during the reporting period in response to shifting economic trends and diverging monetary policies from major central banks. After dropping sharply in the weeks prior to the reporting period, the MSCI EAFE® Index recovered much of that ground in November 2014. Markets again declined in December and early January 2015 in the midst of plummeting prices of oil, metals, and other commodities. A subsequent recovery through the spring of 2015 was supported by aggressive quantitative easing from central banks in Europe and Japan, while the Federal Reserve Board (the “Fed”) in the United States held short-term interest rates steady at historical lows despite previously ending its quantitative easing program. Consequently, investor sentiment generally turned positive in anticipation of improved economic growth.

In late June and early July, however, investor sentiment deteriorated and international stocks declined amid contentious debt relief negotiations between Greece and the European Union. Over the summer, international stocks came under additional pressure after a plunging Chinese stock market sparked renewed concerns about the world’s second largest economy. Those worries were exacerbated when the Chinese central bank devaluated the country’s currency in August, sending the MSCI EAFE® Index into negative territory. Fortunately, developed international markets rallied over the final two months of the reporting period when the European Central Bank suggested the possibility of further monetary easing and the Fed refrained from implementing short-term interest rate hikes.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Finally, returns from unhedged foreign investments for U.S. residents were dampened by an appreciating U.S. dollar against most other currencies.

Index Components Produced Divergent Results

Although the MSCI EAFE® Index posted flat results for the reporting period overall, the economic sectors that comprise the index delivered disparate results. The consumer staples sector ranked as the reporting period’s top market sector, as lower packaging and fuel costs helped producers of consumer goods contain costs and enhance their marketing efforts. In addition, depreciating currency values against the U.S. dollar helped boost exports to the United States. Consumer discretionary stocks also fared relatively well, with automobile manufacturers benefiting from a trade agreement that made their products more affordable for U.S. consumers, and lower fuel prices helped spur sales of larger vehicles. The health care sector continued to see rising government spending on medical services for an aging population, including new technologies for diagnostic testing. European drugmakers benefited from the strong U.S. dollar, and a variety of health care equipment and service providers expanded their operations in Asia and the Middle East.

In contrast, the energy sector lost considerable value over the reporting period. A glut of supply of crude oil was met with tepid global demand, causing petroleum prices to fall sharply. Offshore drillers were hit especially hard. The materials sector also was hurt by declining commodity prices amid reduced demand from the emerging markets, which hindered earnings for Australian metals-and-mining companies. Finally, the financials sector suffered with weakness among banks in Spain, where high unemployment constrained loan growth, and in Australia, where a stricter regulatory environment and rising competitive pressures weighed on earnings.

Replicating the Performance of the MSCI EAFE® Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that aggressively accommodative monetary policies remain at work in international markets. As always, we intend to continue to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The index reflects actual investable opportunities for global investors for stocks that are free of foreign ownership limits or legal restrictions at the country level. Investors cannot invest directly in any index.

3 Additional information on fair value pricing is included in this report under Notes to Financial Statements.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Fund	-1.46%	4.30%	3.58%
Morgan Stanley Capital International Europe, Australasia, Far East Index	-0.07%	4.81%	4.05%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus International Stock Index Fund on 10/31/05 to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 2.93
Ending value (after expenses)	$ 934.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 3.06
Ending value (after expenses)	$ 1,022.18

† Expenses are equal to the fund’s annualized expense ratio of .60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 98.2%	Shares		Value ($)
Australia - 6.3%
AGL Energy	30,304		361,531
Alumina	112,290		86,880
Amcor	54,243		527,991
AMP	131,408		536,941
APA Group	48,299		316,866
Aristocrat Leisure	23,345		155,153
Asciano	43,860		256,467
ASX	8,643		254,052
Aurizon Holdings	93,932		346,301
AusNet Services	72,030		74,222
Australia & New Zealand Banking Group	124,217		2,410,235
Bank of Queensland	16,530		154,063
Bendigo & Adelaide Bank	21,277		162,347
BHP Billiton	144,240		2,367,777
Boral	34,041		130,840
Brambles	69,585		515,066
Caltex Australia	12,163		274,080
CIMIC Group	3,781		74,739
Coca-Cola Amatil	25,822		167,748
Cochlear	2,549		161,683
Commonwealth Bank of Australia	76,383		4,179,378
Computershare	20,349		156,862
Crown Resorts	16,028		130,983
CSL	21,167		1,415,682
Dexus Property Group	45,220		249,587
Federation Centres	148,531	[a]	308,219
Flight Centre Travel Group	2,140		57,913
Fortescue Metals Group	69,153		103,064
Goodman Group	82,405		356,691
GPT Group	83,352		283,520
Harvey Norman Holdings	21,349		60,591
Healthscope	46,800		90,107
Iluka Resources	20,315		93,004
Incitec Pivot	75,161		211,709
Insurance Australia Group	102,340		409,410
James Hardie Industries-CDI	20,721		270,403
Lend Lease Group	24,424		226,417
Macquarie Group	13,673		835,592

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Australia - 6.3% (continued)
Medibank Private	120,463		202,729
Mirvac Group	165,195		212,630
National Australia Bank	117,459		2,525,361
Newcrest Mining	36,307	[a]	318,712
Orica	16,497		193,871
Origin Energy	79,512		311,850
Platinum Asset Management	9,947		52,490
Qantas Airways	18,369	[a]	51,741
QBE Insurance Group	63,513		600,106
Ramsay Health Care	6,608		292,201
REA Group	2,402		82,269
Rio Tinto	18,923		683,470
Santos	43,776		182,305
Scentre Group	242,941		717,218
Seek	15,531		142,094
Sonic Healthcare	18,262		251,076
South32	172,507	[a,b]	180,216
South32	50,800	[a,c]	52,470
Stockland	102,579		296,253
Suncorp Group	57,088		533,700
Sydney Airport	50,012		230,030
Tabcorp Holdings	42,599		143,381
Tatts Group	72,729		205,377
Telstra	194,684		749,676
TPG Telecom	11,417		90,044
Transurban Group	88,733		660,595
Treasury Wine Estates	32,787		165,533
Wesfarmers	50,323		1,414,239
Westfield	88,537		647,140
Westpac Banking	146,424		3,272,420
Woodside Petroleum	33,766		712,964
Woolworths	56,590		972,941
WorleyParsons	8,268		38,441
			35,959,657
Austria - .2%
ANDRITZ	3,802		191,484
Erste Group Bank	12,908	[a]	378,562
OMV	6,042		160,787
Raiffeisen Bank International	4,550	[a]	71,949

8

Common Stocks - 98.2% (continued)	Shares		Value ($)
Austria - .2% (continued)
Voestalpine	5,210		188,690
			991,472
Belgium - 1.3%
Ageas	9,383		414,630
Anheuser-Busch	36,165		4,322,874
Colruyt	3,021		149,608
Delhaize Group	4,768		442,573
Groupe Bruxelles Lambert	3,568		289,990
KBC Groep	11,410		695,104
Proximus	7,132		247,163
Solvay	2,795		315,958
Telenet Group Holding	2,488	[a]	144,785
UCB	5,652		489,262
Umicore	4,734		201,202
			7,713,149
Chile - .0%
Antofagasta	18,804		152,622
China - .0%
Yangzijiang Shipbuilding Holdings	91,000		81,198
Denmark - 1.7%
AP Moller - Maersk, Cl. A	172		246,372
AP Moller - Maersk, Cl. B	317		467,390
Carlsberg, Cl. B	4,628		379,392
Coloplast, Cl. B	5,208		373,648
Danske Bank	31,499		866,155
DSV	8,290		336,130
ISS	6,985		245,832
Novo Nordisk, Cl. B	88,154		4,683,021
Novozymes, Cl. B	10,484		486,147
Pandora	5,100		588,402
TDC	39,782		208,519
Tryg	5,250		94,436
Vestas Wind Systems	10,409		606,674
William Demant Holding	1,152	[a]	100,043
			9,682,161
Finland - .9%
Elisa	6,146		231,680
Fortum	20,880		313,414
Kone, Cl. B	15,623		667,608

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Finland - .9% (continued)
Metso	5,095		124,773
Neste Oil	6,289		153,459
Nokia	164,365		1,223,637
Nokian Renkaat	5,391		203,516
Orion, Cl. B	4,426		158,277
Sampo, Cl. A	20,269		991,406
Stora Enso, Cl. R	25,073		232,842
UPM-Kymmene	24,084		451,552
Wartsila	6,890		294,426
			5,046,590
France - 9.9%
Accor	9,535		474,349
Aeroports de Paris	1,397		175,666
Air Liquide	15,425		1,999,832
Airbus Group	26,468		1,844,127
Alcatel-Lucent	129,963	[a]	528,638
Alstom	10,083	[a]	328,863
Altice, Cl. A	16,816	[a]	291,245
Altice, Cl. B	3,963	[a]	70,380
Arkema	2,875		210,587
Atos	4,021		320,794
AXA	88,077		2,355,971
BNP Paribas	47,581		2,891,339
Bollore	38,356		189,886
Bouygues	8,879		336,509
Bureau Veritas	12,417		280,870
Cap Gemini	7,198		641,375
Carrefour	25,066		817,819
Casino Guichard Perrachon	2,511		144,522
Christian Dior	2,506		493,550
Cie de St-Gobain	21,307		894,567
Cie Generale des Etablissements Michelin	8,467		843,553
CNP Assurances	6,982		99,734
Credit Agricole	47,492		601,627
Danone	25,969		1,810,788
Dassault Systemes	5,955		470,438
Edenred	9,836		180,900
Electricite de France	10,350		192,744
ENGIE	65,272		1,145,192

10

Common Stocks - 98.2% (continued)	Shares		Value ($)
France - 9.9% (continued)
Essilor International	9,164		1,205,233
Eurazeo	1,999		140,861
Eutelsat Communications	8,003		264,103
Fonciere Des Regions	1,331		125,507
Gecina	1,518		194,303
Groupe Eurotunnel	21,449		300,609
Hermes International	1,231		474,258
ICADE	1,292		95,702
Iliad	1,231		259,025
Imerys	1,513		103,636
Ingenico	2,556		301,870
JCDecaux	3,359		136,853
Kering	3,368		624,246
Klepierre	8,283		393,255
Lagardere	5,470		159,460
Legrand	11,818		649,004
L'Oreal	11,301		2,063,528
LVMH Moet Hennessy Louis Vuitton	12,539		2,338,532
Natixis	41,535		254,861
Numericable - SFR	4,262	[a]	193,092
Orange	89,754		1,582,623
Pernod-Ricard	9,482		1,117,762
Peugeot	19,087	[a]	336,349
Publicis Groupe	8,607		558,985
Remy Cointreau	971		67,685
Renault	8,555		806,506
Rexel	12,502		170,886
Safran	13,031		990,315
Sanofi	52,960		5,349,113
Schneider Electric	25,072		1,518,579
SCOR	7,281		271,182
Societe BIC	1,362		217,245
Societe Generale	32,492		1,511,729
Sodexo	4,420		393,551
Suez Environnement	12,933		246,179
Technip	4,917		256,859
Thales	4,591		332,847
Total	97,012		4,709,357
Unibail-Rodamco	4,402		1,230,012

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
France - 9.9% (continued)
Valeo	3,509		542,915
Veolia Environnement	19,858		462,395
Vinci	21,586		1,456,980
Vivendi	52,384		1,262,393
Wendel	1,271		152,554
Zodiac Aerospace	9,412		238,048
			56,696,852
Germany - 8.5%
adidas	9,314		835,247
Allianz	20,542		3,599,560
Axel Springer	1,985		111,629
BASF	41,285		3,383,592
Bayer	37,201		4,964,197
Bayerische Motoren Werke	14,827		1,522,190
Beiersdorf	4,656		442,519
Brenntag	7,229		436,818
Commerzbank	47,842	[a]	526,621
Continental	4,915		1,182,026
Daimler	43,287		3,759,016
Deutsche Bank	61,836		1,731,908
Deutsche Boerse	8,664		797,917
Deutsche Lufthansa	11,009	[a]	162,584
Deutsche Post	43,339		1,290,095
Deutsche Telekom	142,542		2,665,472
Deutsche Wohnen-BR	14,748		416,064
E.ON	89,249		941,875
Evonik Industries	6,181		224,639
Fraport Frankfurt Airport Services Worldwide	2,086		132,356
Fresenius & Co.	17,193		1,261,995
Fresenius Medical Care & Co.	10,076		907,347
GEA Group	8,253		330,935
Hannover Rueck	2,781		321,715
HeidelbergCement	6,473		482,461
Henkel & Co.	4,614		426,249
HUGO BOSS	3,014		310,190
Infineon Technologies	52,428		645,419
K+S	8,440		213,046
Kabel Deutschland Holding	981		124,866
LANXESS	3,947		212,025

12

Common Stocks - 98.2% (continued)	Shares	Value ($)
Germany - 8.5% (continued)
Linde	8,315	1,442,402
MAN	1,628	169,785
Merck	5,914	577,691
METRO	7,793	240,205
Muenchener Rueckversicherungs	7,469	1,490,712
OSRAM Licht	4,089	240,606
ProSiebenSat.1 Media	10,040	543,082
RWE	21,707	302,076
SAP	44,170	3,491,323
Siemens	35,643	3,586,328
Symrise	5,653	372,358
Telefonica Deutschland Holding	28,741	185,079
ThyssenKrupp	16,364	330,112
TUI	21,866	407,535
United Internet	5,268	273,746
Volkswagen	1,561	216,457
Vonovia	21,230	708,305
		48,940,375
Hong Kong - 2.9%
AIA Group	541,400	3,185,281
ASM Pacific Technology	10,800	77,057
Bank of East Asia	49,550	185,718
BOC Hong Kong Holdings	169,500	544,545
Cathay Pacific Airways	52,000	103,589
Cheung Kong Infrastructure Holdings	27,000	251,342
Cheung Kong Property Holdings	124,475	875,273
CK Hutchison Holdings	121,975	1,676,043
CLP Holdings	86,288	751,482
First Pacific	120,250	82,384
Galaxy Entertainment Group	110,277	379,181
Hang Lung Properties	99,000	242,946
Hang Seng Bank	34,400	632,911
Henderson Land Development	54,545	349,413
HKT Trust	125,660	150,618
Hong Kong & China Gas	311,439	632,474
Hong Kong Exchanges & Clearing	50,700	1,333,143
Hysan Development	28,000	124,455
Kerry Properties	29,500	87,542
Li & Fung	259,200	210,688

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Hong Kong - 2.9% (continued)
Link REIT	105,000		629,274
MTR	64,500		292,932
New World Development	254,048		272,384
Noble Group	188,963		68,118
NWS Holdings	60,000		90,574
PCCW	167,000		90,496
Power Assets Holdings	62,500		623,742
Shangri-La Asia	71,000		65,223
Sino Land	127,730		198,090
SJM Holdings	78,530		65,555
Sun Hung Kai Properties	78,699		1,054,993
Swire Pacific, Cl. A	27,500		319,330
Swire Properties	56,000		168,710
Techtronic Industries	65,365		239,934
WH Group	257,000	[a,d]	142,251
Wharf Holdings	60,311		360,671
Wheelock & Co.	43,000		201,113
Yue Yuen Industrial Holdings	32,300		118,146
			16,877,621
Ireland - .4%
Bank of Ireland	1,228,951	[a]	458,130
CRH	37,209		1,017,194
Kerry Group, Cl. A	7,351		597,777
Ryanair Holdings	3,900	[a]	57,789
			2,130,890
Israel - .6%
Azrieli Group	1,603		62,808
Bank Hapoalim	48,286		251,467
Bank Leumi Le-Israel	60,234	[a]	228,535
Bezeq The Israeli Telecommunication	79,342		170,592
Delek Group	202		48,814
Israel	117		30,145
Israel Chemicals	24,674		136,534
Israel Discount Bank, Cl. A	1	[a]	2
Mizrahi Tefahot Bank	6,222		75,484
NICE Systems	2,452		150,638
Teva Pharmaceutical Industries	38,876		2,382,306
			3,537,325

14

Common Stocks - 98.2% (continued)	Shares		Value ($)
Italy - 2.5%
Assicurazioni Generali	52,959		1,003,995
Atlantia	18,499		512,629
Banca Monte dei Paschi di Siena	119,067	[a]	218,918
Banco Popolare	16,630	[a]	248,889
CNH Industrial	43,714		295,631
Enel	318,629		1,470,196
Enel Green Power	81,547		172,621
Eni	114,117		1,864,763
EXOR	4,701		233,401
Fiat Chrysler Automobiles	40,560	[a]	598,556
Finmeccanica	18,554	[a]	242,795
Intesa Sanpaolo	568,743		1,981,326
Intesa Sanpaolo-RSP	47,321		151,218
Luxottica Group	7,731		541,964
Mediobanca	25,082		252,370
Prysmian	8,493		183,518
Saipem	10,910	[a]	102,516
Snam	93,495		484,244
STMicroelectronics	30,765		213,032
Telecom Italia	523,305	[a]	730,249
Telecom Italia-RSP	270,919		304,768
Tenaris	20,192		253,571
Terna Rete Elettrica Nazionale	68,305		347,617
UniCredit	216,225		1,398,099
Unione di Banche Italiane	41,889		313,691
UnipolSai	48,164		116,308
			14,236,885
Japan - 22.8%
ABC-Mart	1,000		56,103
Acom	15,500	[a]	85,547
Aeon	30,100		448,744
AEON Financial Service	5,360		135,255
AEON Mall	4,480		75,477
Air Water	7,000		115,497
Aisin Seiki	8,500		340,578
Ajinomoto	25,800		578,774
Alfresa Holdings	7,600		146,936
Alps Electric	8,100		254,405
Amada Holdings	17,600		157,958

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares	Value ($)
Japan - 22.8% (continued)
ANA Holdings	53,000	159,127
Aozora Bank	54,959	201,764
Asahi Glass	42,800	247,216
Asahi Group Holdings	17,700	549,614
Asahi Kasei	55,900	345,814
Asics	7,000	195,202
Astellas Pharma	95,695	1,399,699
Bandai Namco Holdings	7,750	191,711
Bank of Kyoto	17,000	173,423
Bank of Yokohama	50,000	314,618
Benesse Holdings	3,200	86,318
Bridgestone	29,000	1,075,694
Brother Industries	10,800	139,441
CALBEE	3,500	127,911
Canon	47,817	1,442,396
Casio Computer	9,300	176,644
Central Japan Railway	6,600	1,214,221
Chiba Bank	29,000	213,408
Chubu Electric Power	28,500	441,541
Chugai Pharmaceutical	9,928	321,691
Chugoku Bank	8,400	120,080
Chugoku Electric Power	14,000	212,779
Citizen Holdings	12,400	94,744
Colopl	2,100	34,579
Credit Saison	6,200	128,501
Dai Nippon Printing	25,800	268,968
Daicel	13,400	178,563
Daihatsu Motor	8,000	98,782
Dai-ichi Life Insurance	48,900	857,077
Daiichi Sankyo	28,683	566,791
Daikin Industries	10,500	682,191
Daito Trust Construction	3,300	359,344
Daiwa House Industry	27,400	725,701
Daiwa Securities Group	76,000	524,071
Denso	21,700	1,018,193
Dentsu	9,900	561,987
Don Quijote Holdings	5,600	207,674
East Japan Railway	15,000	1,438,220
Eisai	11,600	731,357

16

Common Stocks - 98.2% (continued)	Shares	Value ($)
Japan - 22.8% (continued)
Electric Power Development	6,080	201,793
FamilyMart	2,617	107,677
FANUC	9,229	1,648,555
Fast Retailing	2,358	867,225
Fuji Electric	27,000	121,497
Fuji Heavy Industries	26,200	1,026,548
FUJIFILM Holdings	20,800	836,344
Fujitsu	85,800	408,984
Fukuoka Financial Group	33,000	175,296
GungHo Online Entertainment	19,400	63,504
Gunma Bank	19,000	120,452
Hachijuni Bank	20,000	137,565
Hakuhodo DY Holdings	11,200	118,803
Hamamatsu Photonics	6,400	164,415
Hankyu Hanshin Holdings	53,000	347,419
Hikari Tsushin	1,100	84,321
Hino Motors	12,100	139,581
Hirose Electric	1,365	166,963
Hiroshima Bank	25,000	140,259
Hisamitsu Pharmaceutical	2,400	93,677
Hitachi	215,900	1,257,613
Hitachi Chemical	4,000	64,042
Hitachi Construction Machinery	5,000	77,981
Hitachi High-Technologies	2,700	73,278
Hitachi Metals	10,000	114,279
Hokuhoku Financial Group	51,000	114,113
Hokuriku Electric Power	7,700	115,624
Honda Motor	73,159	2,451,769
Hoya	19,400	808,507
Hulic	14,000	131,797
Ibiden	6,300	87,606
Idemitsu Kosan	3,600	59,339
IHI	60,000	171,045
Iida Group Holdings	5,800	109,684
INPEX	42,000	402,179
Isetan Mitsukoshi Holdings	15,020	243,342
Isuzu Motors	26,900	316,884
ITOCHU	71,800	906,797
Itochu Techno-Solutions	1,800	39,678

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Iyo Bank	11,000		119,325
J Front Retailing	11,800		195,770
Japan Airlines	5,200		197,365
Japan Airport Terminal	1,800		98,450
Japan Exchange Group	25,400		413,405
Japan Prime Realty Investment	39		127,501
Japan Real Estate Investment	58		269,164
Japan Retail Fund Investment	113		219,688
Japan Tobacco	49,300		1,720,414
JFE Holdings	21,560		342,330
JGC	9,000		143,499
Joyo Bank	27,462		143,830
JSR	9,700		154,419
JTEKT	9,800		170,710
JX Holdings	97,376		384,113
Kajima	38,800		224,112
Kakaku.com	6,700		126,260
Kamigumi	9,400		81,482
Kaneka	12,000		107,201
Kansai Electric Power	32,499	[a]	419,603
Kansai Paint	10,000		153,559
Kao	22,500		1,163,317
Kawasaki Heavy Industries	65,000		263,404
KDDI	78,363		1,913,130
Keihan Electric Railway	21,000		149,838
Keikyu	20,000		165,576
Keio	25,000		204,898
Keisei Electric Railway	13,000		161,490
Keyence	2,085		1,098,569
Kikkoman	7,000		221,306
Kintetsu Group Holdings	80,354		312,307
Kirin Holdings	36,700		523,417
Kobe Steel	133,000		169,736
Koito Manufacturing	5,000		191,638
Komatsu	41,700		691,832
Konami	4,400		100,565
Konica Minolta	21,700		224,966
Kose	1,500		147,800
Kubota	51,000		799,213

18

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Kuraray	17,000		211,320
Kurita Water Industries	4,800		109,111
Kyocera	14,600		665,814
Kyowa Hakko Kirin	10,705		177,603
Kyushu Electric Power	20,500	[a]	249,391
Kyushu Financial Group	16,000	[a]	123,046
Lawson	3,000		223,502
LIXIL Group	11,924		257,018
M3	8,100		158,214
Mabuchi Motor	2,600		130,140
Makita	5,300		292,956
Marubeni	71,700		417,354
Marui Group	9,500		123,838
Maruichi Steel Tube	2,000		51,546
Mazda Motor	25,200		502,141
McDonald's Holdings Co. Japan	3,000		71,078
Medipal Holdings	5,800		102,090
MEIJI Holdings	5,642		448,386
Minebea	15,000		167,316
Miraca Holdings	2,700		121,049
Mitsubishi	61,698		1,131,241
Mitsubishi Chemical Holdings	60,580		381,744
Mitsubishi Electric	89,000		936,687
Mitsubishi Estate	56,000		1,209,845
Mitsubishi Gas Chemical	16,000		89,898
Mitsubishi Heavy Industries	140,700		716,034
Mitsubishi Logistics	6,000		86,815
Mitsubishi Materials	56,000		196,768
Mitsubishi Motors	28,600		255,971
Mitsubishi Tanabe Pharma	10,800		184,013
Mitsubishi UFJ Financial Group	573,290		3,756,054
Mitsubishi UFJ Lease & Finance	24,300		128,679
Mitsui & Co.	77,400		988,106
Mitsui Chemicals	38,000		145,173
Mitsui Fudosan	42,286		1,159,913
Mitsui OSK Lines	52,000		140,051
mixi	1,600		61,523
Mizuho Financial Group	1,049,600		2,177,135
MS&AD Insurance Group Holdings	23,057		686,341

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Murata Manufacturing	9,100		1,308,780
Nabtesco	5,600		113,327
Nagoya Railroad	42,000		174,724
NEC	114,800		356,758
NEXON	6,700		93,723
NGK Insulators	12,000		262,136
NGK Spark Plug	7,926		195,145
NH Foods	8,000		167,796
NHK Spring	7,000		71,990
Nidec	10,200		775,376
Nikon	16,260		211,823
Nintendo	4,825		778,909
Nippon Building Fund	61		290,669
Nippon Electric Glass	17,085		84,526
Nippon Express	39,000		202,644
Nippon Paint Holdings	6,900		147,355
Nippon Prologis REIT	70		123,734
Nippon Steel & Sumitomo Metal	35,161		720,004
Nippon Telegraph & Telephone	33,500		1,245,388
Nippon Yusen	69,800		183,943
Nissan Motor	111,100		1,166,057
Nisshin Seifun Group	9,438		145,320
Nissin Foods Holdings	2,600		120,875
Nitori Holdings	3,200		251,662
Nitto Denko	7,700		499,253
NOK	4,600		109,482
Nomura Holdings	164,600		1,044,317
Nomura Real Estate Holdings	6,400		137,844
Nomura Real Estate Master Fund	158	[a]	200,201
Nomura Research Institute	5,830		240,119
NSK	20,000		238,999
NTT Data	5,500		275,752
NTT DOCOMO	63,900		1,248,399
NTT Urban Development	5,500		55,014
Obayashi	30,000		264,523
Odakyu Electric Railway	28,000		275,661
Oji Holdings	35,000		182,440
Olympus	12,800		435,435
Omron	9,000		300,945

20

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Ono Pharmaceutical	3,700		511,444
Oracle Japan	1,400		64,042
Oriental Land	9,300		568,928
ORIX	60,200		888,757
Osaka Gas	83,000		328,919
OTSUKA	2,700		131,342
Otsuka Holdings	18,100		606,583
Panasonic	98,595		1,172,485
Park24	3,800		80,113
Rakuten	41,100		574,760
Recruit Holdings	6,300		203,613
Resona Holdings	98,400		524,822
Ricoh	31,300		339,535
Rinnai	1,500		119,707
Rohm	4,300		214,875
Ryohin Keikaku	1,100		222,698
Sankyo	2,200		85,324
Sanrio	2,100		56,124
Santen Pharmaceutical	16,500		225,752
SBI Holdings	10,830		123,943
Secom	9,400		632,301
Sega Sammy Holdings	7,484		79,324
Seibu Holdings	5,900		120,327
Seiko Epson	13,300		204,675
Sekisui Chemical	19,000		226,104
Sekisui House	28,100		471,438
Seven & I Holdings	33,760		1,541,820
Seven Bank	26,000		119,367
Sharp	70,000	[a]	77,153
Shikoku Electric Power	8,900		152,230
Shimadzu	12,000		188,448
Shimamura	1,000		113,284
Shimano	3,500		556,311
Shimizu	27,000		237,847
Shin-Etsu Chemical	18,600		1,115,044
Shinsei Bank	78,000		164,830
Shionogi & Co.	13,300		550,098
Shiseido	16,000		383,326
Shizuoka Bank	23,400		236,967

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Showa Shell Sekiyu	8,500		75,371
SMC	2,400		623,320
SoftBank	43,100		2,427,701
Sompo Japan Nipponkoa Holdings	14,670		465,375
Sony	56,780		1,637,477
Sony Financial Holdings	7,000		126,693
Stanley Electric	6,600		127,110
Sumitomo	51,500		567,836
Sumitomo Chemical	64,000		370,730
Sumitomo Dainippon Pharma	6,900		76,794
Sumitomo Electric Industries	34,700		478,645
Sumitomo Heavy Industries	25,000		113,947
Sumitomo Metal Mining	23,000		287,905
Sumitomo Mitsui Financial Group	57,100		2,299,710
Sumitomo Mitsui Trust Holdings	151,640		587,735
Sumitomo Realty & Development	16,000		530,902
Sumitomo Rubber Industries	7,600		114,123
Suntory Beverage & Food	6,000		244,137
Suruga Bank	8,000		158,979
Suzuken	3,212		123,907
Suzuki Motor	16,900		558,805
Sysmex	6,800		392,774
T&D Holdings	26,300		349,156
Taiheiyo Cement	54,000		179,001
Taisei	46,000		301,152
Taisho Pharmaceutical Holdings	1,500		94,224
Taiyo Nippon Sanso	6,000		62,501
Takashimaya	12,000		108,096
Takeda Pharmaceutical	35,400		1,739,637
TDK	5,500		354,148
Teijin	40,000		142,538
Terumo	13,500		403,870
THK	5,500		104,695
Tobu Railway	46,000		223,767
Toho	5,400		141,410
Toho Gas	18,000		110,980
Tohoku Electric Power	19,700		278,840
Tokio Marine Holdings	30,500		1,185,929
Tokyo Electric Power	64,972	[a]	446,356

22

Common Stocks - 98.2% (continued)	Shares		Value ($)
Japan - 22.8% (continued)
Tokyo Electron	7,700		466,071
Tokyo Gas	104,000		518,492
Tokyo Tatemono	8,500		106,294
Tokyu	49,820		406,669
Tokyu Fudosan Holdings	25,100		177,845
TonenGeneral Sekiyu	13,000		135,634
Toppan Printing	22,000		198,724
Toray Industries	67,000		589,935
Toshiba	180,000	[a]	511,792
TOTO	6,000		205,353
Toyo Seikan Group Holdings	7,100		138,387
Toyo Suisan Kaisha	4,000		148,504
Toyoda Gosei	2,400		55,649
Toyota Industries	7,300		387,777
Toyota Motor	123,157		7,622,936
Toyota Tsusho	10,100		233,019
Trend Micro	4,900		192,272
Unicharm	16,900		363,433
United Urban Investment	114		158,808
USS	9,800		174,690
West Japan Railway	7,500		530,165
Yahoo! Japan	61,100		260,765
Yakult Honsha	4,100		218,812
Yamada Denki	28,300		128,285
Yamaguchi Financial Group	9,000		111,502
Yamaha	7,200		180,492
Yamaha Motor	11,200		254,499
Yamato Holdings	16,100		318,945
Yamazaki Baking	6,000		116,500
Yaskawa Electric	11,300		135,503
Yokogawa Electric	11,500		129,514
Yokohama Rubber	4,500		87,263
			130,885,383
Luxembourg - .1%
RTL Group	1,680		147,109
SES	14,758		436,307
			583,416
Macau - .1%
MGM China Holdings	40,000		58,628

23

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Macau - .1% (continued)
Sands China	107,813		391,574
Wynn Macau	69,200		95,712
			545,914
Mexico - .0%
Fresnillo	10,059		113,200
Netherlands - 2.8%
Aegon	81,552		502,559
Akzo Nobel	11,171		791,716
ASML Holding	15,508		1,442,886
Boskalis Westminster	4,086		198,755
Delta Lloyd	10,069		79,500
Gemalto	3,825		239,962
Heineken	10,269		938,617
Heineken Holding	4,485		359,686
ING Groep	173,649		2,527,265
Koninklijke Ahold	40,073		816,108
Koninklijke DSM	7,981		426,178
Koninklijke KPN	146,421		537,780
Koninklijke Philips	41,747		1,128,856
Koninklijke Vopak	2,912		117,120
NN Group	10,893		342,225
OCI	3,786	[a]	107,100
QIAGEN	9,940	[a]	240,308
Randstad Holding	5,773		344,902
RELX	47,119		805,714
TNT Express	23,803		200,239
Unilever	73,208		3,310,292
Wolters Kluwer	13,883		470,130
			15,927,898
New Zealand - .1%
Auckland International Airport	46,910		167,084
Contact Energy	31,118		109,361
Fletcher Building	31,140		157,305
Meridian Energy	52,186		78,450
Mighty River Power	29,098		55,170
Ryman Healthcare	16,781		89,656
Spark New Zealand	78,060		177,604
			834,630

24

Common Stocks - 98.2% (continued)	Shares		Value ($)
Norway - .6%
DNB	45,292		576,761
Gjensidige Forsikring	9,640		146,584
Norsk Hydro	62,574		224,322
Orkla	36,127		307,197
Seadrill	16,377	[a]	102,540
Statoil	50,799		814,291
Telenor	34,744		655,482
Yara International	7,988		362,606
			3,189,783
Portugal - .1%
Banco Comercial Portugues, Cl. R	1,375,710	[a]	79,119
Banco Espirito Santo	118,053	[a,e]	13
Energias de Portugal	103,730		384,177
Galp Energia	16,122		174,396
Jeronimo Martins	10,446		146,861
			784,566
Singapore - 1.2%
Ascendas Real Estate Investment Trust	93,912		160,218
CapitaLand	116,500		257,799
CapitaLand Commercial Trust	96,000		96,624
CapitaLand Mall Trust	117,000		165,365
City Developments	17,000		96,352
ComfortDelGro	92,700		201,162
DBS Group Holdings	78,388		966,351
Genting Singapore	289,327		168,321
Global Logistic Properties	136,843		218,808
Golden Agri-Resources	278,440		77,516
Hutchison Port Holdings Trust	265,000		147,075
Jardine Cycle & Carriage	4,913		114,399
Keppel	68,300		345,181
Oversea-Chinese Banking	133,487		860,438
Sembcorp Industries	43,254		110,536
Sembcorp Marine	38,000		63,473
Singapore Airlines	25,933		199,926
Singapore Exchange	35,000		184,381
Singapore Press Holdings	69,075		196,737
Singapore Technologies Engineering	68,000		160,668
Singapore Telecommunications	361,651		1,027,462
StarHub	26,918		69,173

25

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Singapore - 1.2% (continued)
Suntec Real Estate Investment Trust	99,000		116,604
United Overseas Bank	58,712		852,034
UOL Group	21,111		98,857
Wilmar International	88,000		196,616
			7,152,076
South Africa - .1%
Mondi	17,108		396,658
Spain - 3.3%
Abertis Infraestructuras	20,818		345,906
ACS Actividades de Construccion y Servicios	9,025		307,109
Aena	2,977	[d]	332,276
Amadeus IT Holding, Cl. A	20,344		867,111
Banco Bilbao Vizcaya Argentaria	283,094		2,440,627
Banco de Sabadell	219,241		424,075
Banco Popular Espanol	78,242		298,211
Banco Santander	643,729		3,610,172
Bankia	207,019		266,804
Bankinter	32,065		232,612
CaixaBank	115,983		445,372
Distribuidora Internacional de Alimentacion	28,026	[a]	178,379
Enagas	10,045		304,372
Endesa	14,949		332,883
Ferrovial	20,592		519,906
Gas Natural SDG	16,467		356,908
Grifols	6,799		315,360
Iberdrola	243,853		1,742,190
Industria de Diseno Textil	48,893		1,833,662
Mapfre	47,485		141,247
Red Electrica	4,768		420,499
Repsol	48,023		605,978
Telefonica	199,602		2,640,494
Zardoya Otis	6,905		85,043
			19,047,196
Sweden - 2.8%
Alfa Laval	13,304		234,047
Assa Abloy, Cl. B	46,251		920,305
Atlas Copco, Cl. A	31,033		810,010
Atlas Copco, Cl. B	16,947		410,606
Boliden	11,860		227,107

26

Common Stocks - 98.2% (continued)	Shares		Value ($)
Sweden - 2.8% (continued)
Electrolux, Ser. B	10,732		316,550
Ericsson, Cl. B	136,238		1,329,124
Getinge, Cl. B	9,499		237,821
Hennes & Mauritz, Cl. B	42,545		1,654,781
Hexagon, Cl. B	11,240		390,474
Husqvarna, Cl. B	20,372		134,366
ICA Gruppen	3,218		114,579
Industrivarden, Cl. C	7,189		130,846
Investment AB Kinnevik, Cl. B	10,364		331,171
Investor, Cl. B	21,055		782,211
Lundin Petroleum	9,154	[a]	132,324
Millicom International Cellular, SDR	2,952		164,815
Nordea Bank	136,084		1,505,222
Sandvik	49,025		458,486
Securitas, Cl. B	15,493		202,377
Skandinaviska Enskilda Banken, Cl. A	67,990		715,429
Skanska, Cl. B	17,185		334,908
SKF, Cl. B	18,687		328,965
Svenska Cellulosa, Cl. B	27,192		802,053
Svenska Handelsbanken, Cl. A	67,881		923,243
Swedbank, Cl. A	41,094		943,230
Swedish Match	8,504		267,456
Tele2, Cl. B	14,711		147,221
TeliaSonera	116,315		595,356
Volvo, Cl. B	69,979		726,939
			16,272,022
Switzerland - 9.4%
ABB	98,597	[a]	1,861,318
Actelion	4,558	[a]	633,587
Adecco	7,606	[a]	566,343
Aryzta	3,764	[a]	169,836
Baloise Holding	2,379		285,687
Barry Callebaut	110	[a]	132,096
Cie Financiere Richemont	23,417		2,008,965
Coca-Cola HBC-CDI	8,469	[a]	202,364
Credit Suisse Group	69,770	[a]	1,742,044
Dufry AG	1,787	[a]	209,172
EMS-Chemie Holding	396		167,663
Geberit	1,756		567,242

27

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
Switzerland - 9.4% (continued)
Givaudan	421	[a]	753,877
Glencore	548,295	[a]	950,903
Julius Baer Group	10,272	[a]	510,456
Kuehne + Nagel International	2,440		338,433
LafargeHolcim	19,667	[a]	1,109,247
Lindt & Spruengli	5		370,909
Lindt & Spruengli-PC	44		268,643
Lonza Group	2,485	[a]	365,038
Nestle	145,258		11,109,823
Novartis	102,477		9,315,148
Pargesa Holding-BR	1,256		79,798
Partners Group Holding	711		257,512
Roche Holding	31,636		8,587,120
Schindler Holding	876		142,507
Schindler Holding-PC	1,967		319,591
SGS	251		478,410
Sika-BR	99		324,909
Sonova Holding	2,370		323,689
Sulzer	1,245		125,829
Swatch Group	2,074		150,024
Swatch Group-BR	1,371		536,638
Swiss Life Holding	1,420	[a]	339,180
Swiss Prime Site	3,113	[a]	238,093
Swiss Re	15,764		1,465,640
Swisscom	1,201		619,667
Syngenta	4,158		1,399,952
Transocean	15,437		235,822
UBS Group	164,131		3,284,447
Zurich Insurance Group	6,739	[a]	1,781,477
			54,329,099
United Kingdom - 19.6%
3i Group	45,621		352,348
Aberdeen Asset Management	39,934		213,435
Admiral Group	9,276		230,656
Aggreko	10,853		153,171
Amec Foster Wheeler	16,968		185,982
Anglo American	62,300		524,961
ArcelorMittal	42,990		239,821
ARM Holdings	64,028		1,011,727

28

Common Stocks - 98.2% (continued)	Shares		Value ($)
United Kingdom - 19.6% (continued)
Ashtead Group	23,009		354,705
Associated British Foods	16,440		875,627
AstraZeneca	56,809		3,634,855
Aviva	182,920		1,370,462
Babcock International Group	10,761		159,919
BAE Systems	141,217		958,529
Barclays	752,619		2,691,737
Barratt Developments	46,168		435,930
BG Group	153,348		2,423,101
BHP Billiton	94,652		1,518,243
BP	821,465		4,893,230
British American Tobacco	83,869		4,990,017
British Land	43,080		578,115
BT Group	375,688		2,693,083
Bunzl	15,442		442,540
Burberry Group	20,477		419,212
Capita	30,393		597,384
Carnival	8,328		464,364
Centrica	226,131		788,189
Cobham	51,208		219,064
Compass Group	74,186		1,279,739
Croda International	6,455		288,379
Diageo	113,011		3,272,664
Direct Line Insurance Group	63,227		384,423
Dixons Carphone	45,648		324,620
easyJet	7,546		203,575
Experian	44,387		758,167
G4S	69,165		258,777
GKN	77,871		344,770
GlaxoSmithKline	218,893		4,741,084
Hammerson	35,471		348,050
Hargreaves Lansdown	12,395		275,920
HSBC Holdings	878,587		6,875,050
ICAP	23,517		159,516
IMI	12,873		189,122
Imperial Tobacco Group	42,958		2,317,168
Inmarsat	21,105		320,473
InterContinental Hotels Group	10,892		436,734
International Consolidated Airlines Group	37,752	[a]	338,339

29

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.2% (continued)	Shares		Value ($)
United Kingdom - 19.6% (continued)
Intertek Group	6,956		281,487
Intu Properties	43,243		230,721
Investec	26,558		221,903
ITV	170,697		664,178
J Sainsbury	63,395		260,351
Johnson Matthey	9,326		371,643
Kingfisher	107,825		586,930
Land Securities Group	35,155		725,667
Legal & General Group	265,250		1,069,702
Lloyds Banking Group	2,565,413		2,915,889
London Stock Exchange Group	14,071		552,055
Marks & Spencer Group	73,189		578,806
Meggitt	35,607		194,096
Melrose Industries	49,000		201,082
Merlin Entertainments	33,913	[d]	216,857
National Grid	167,950		2,394,403
Next	6,626		817,167
Old Mutual	227,798		745,537
Pearson	37,949		503,994
Persimmon	13,614	[a]	418,485
Petrofac	12,065		156,792
Prudential	115,471		2,703,960
Randgold Resources	4,376		294,666
Reckitt Benckiser Group	28,856		2,822,077
RELX	50,514		904,872
Rexam	32,409		269,792
Rio Tinto	56,762		2,063,778
Rolls-Royce Holdings	82,227	[a]	871,478
Royal Bank of Scotland Group	149,465	[a]	731,795
Royal Dutch Shell, Cl. A	175,212		4,564,782
Royal Dutch Shell, Cl. B	109,656		2,873,762
Royal Mail	34,768		238,672
RSA Insurance Group	44,836		290,921
SABMiller	43,567		2,683,144
Sage Group	50,343		422,966
Schroders	5,838		268,464
Segro	33,856		234,760
Severn Trent	11,127		384,748
Shire	26,531		2,014,324

30

Common Stocks - 98.2% (continued)	Shares		Value ($)
United Kingdom - 19.6% (continued)
Sky	47,678		805,560
Smith & Nephew	40,722		696,822
Smiths Group	18,686		277,116
Sports Direct International	11,250	[a]	120,880
SSE	44,344		1,035,659
St. James's Place	24,309		361,442
Standard Chartered	115,161		1,280,711
Standard Life	86,897		563,837
Subsea 7	12,720	[a]	99,179
Tate & Lyle	21,771		200,533
Taylor Wimpey	151,385		462,080
Tesco	363,421	[a]	1,026,933
Travis Perkins	11,023		325,585
Tullow Oil	38,752	[a]	121,212
Unilever	57,629		2,570,153
United Utilities Group	31,427		478,905
Vodafone Group	1,192,211		3,937,707
Weir Group	9,166		150,770
Whitbread	8,082		618,721
William Hill	40,472		197,843
WM Morrison Supermarkets	97,954		254,444
Wolseley	11,842		696,814
WPP	58,687		1,319,073
			112,885,662
Total Common Stocks (cost $497,254,419)			564,994,300
Preferred Stocks - .4%	Shares		Value ($)
Germany - .4%
Bayerische Motoren Werke	2,457		198,883
Fuchs Petrolub	2,998		143,788
Henkel & Co.	7,964		864,377
Porsche Automobil Holding	6,890		322,763
Volkswagen	7,493		900,597
			2,430,408
Total Preferred Stocks (cost $2,239,951)
Rights - .0%	Number of Rights		Value ($)
Australia - .0%
Treasury Wine Estates	4,371	[a]	5,144
Spain - .0%
Banco Bilbao Vizcaya Argentaria	288,696	[a]	27,302

31

STATEMENT OF INVESTMENTS (continued)

Rights - .0% (continued)	Number of Rights		Value ($)
Spain - .0% (continued)
Banco Santander	643,647	[a]	35,389
			62,691
Total Rights (cost $78,834)			67,835
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.03%, 3/17/16 (cost $509,939)	510,000	[f]	509,807
Other Investment - .8%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $4,211,240)	4,211,240	[g]	4,211,240
Total Investments (cost $504,294,383)	99.5%		572,213,590
Cash and Receivables (Net)	0.5%		3,092,264
Net Assets	100.0%		575,305,854

BR—Bearer Certificate

CDI—Chess Depository Interest

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

SDR—Swedish Depository Receipts

a Non-income producing security.

b Security is traded on the Australian Exchange.

c Security is traded on the London Exchange.

d Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities were valued at $691,384 or 0.1% of net assets.

e The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At October 31, 2015, the value of this security amounted to $13 or 0.0% of net assets.

f Held by or on behalf of a counterparty for open financial futures contracts.

g Investment in affiliated money market mutual fund.

32

Portfolio Summary (Unaudited) †	Value (%)
Financials	25.1
Consumer Discretionary	13.1
Industrials	12.3
Consumer Staples	11.7
Health Care	11.6
Materials	6.6
Telecommunication Services	4.9
Energy	4.8
Information Technology	4.8
Utilities	3.7
Short-Term/Money Market Investments	.9
99.5

†Based on net assets.

See notes to financial statements.

33

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) at 10/31/2015 ($)

Financial Futures Long
ASX SPI 200	8	746,757	December 2015	1,957
DJ Euro Stoxx 50	55	2,058,161	December 2015	79,267
FTSE 100	21	2,046,001	December 2015	(1,007)
Topix	10	1,291,539	December 2015	35,043
Gross Unrealized Appreciation				116,267
Gross Unrealized Depreciation				(1,007)

See notes to financial statements.

34

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	500,083,143	568,002,350
Affiliated issuers	4,211,240	4,211,240
Cash		969,047
Cash denominated in foreign currency	524,661	515,217
Dividends receivable		2,107,867
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		282,448
Receivable for shares of Common Stock subscribed		166,610
		576,254,779
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		286,584
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		420,898
Payable for shares of Common Stock redeemed		238,650
Payable for futures variation margin—Note 4		2,445
Interest payable—Note 2		348
		948,925
Net Assets ($)		575,305,854
Composition of Net Assets ($):
Paid-in capital		546,329,582
Accumulated undistributed investment income—net		8,282,329
Accumulated net realized gain (loss) on investments		(47,123,630)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $115,260 net unrealized appreciation on financial futures)		67,817,573
Net Assets ($)		575,305,854
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		36,280,191
Net Asset Value Per Share ($)		15.86

See notes to financial statements.

35

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	3,711
Cash dividends (net of $1,406,641 foreign taxes withheld at source):
Unaffiliated issuers	15,921,954
Affiliated issuers	6,946
Total Income	15,932,611
Expenses:
Management fee—Note 3(a)	2,033,873
Shareholder servicing costs—Note 3(b)	1,452,766
Directors’ fees—Note 3(a,c)	39,893
Loan commitment fees—Note 2	6,093
Interest expense—Note 2	2,975
Total Expenses	3,535,600
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(39,893)
Net Expenses	3,495,707
Investment Income—Net	12,436,904
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(11,558,144)
Net realized gain (loss) on financial futures	1,596,735
Net realized gain (loss) on forward foreign currency exchange contracts	(658,157)
Net Realized Gain (Loss)	(10,619,566)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(7,586,015)
Net unrealized appreciation (depreciation) on financial futures	(277,795)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	138,969
Net Unrealized Appreciation (Depreciation)	(7,724,841)
Net Realized and Unrealized Gain (Loss) on Investments	(18,344,407)
Net (Decrease) in Net Assets Resulting from Operations	(5,907,503)

See notes to financial statements.

36

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	12,436,904	15,409,956
Net realized gain (loss) on investments	(10,619,566)	(11,987,182)
Net unrealized appreciation (depreciation) on investments	(7,724,841)	(4,797,262)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,907,503)	(1,374,488)
Dividends to Shareholders from ($):
Investment income—net	(14,805,957)	(11,610,746)
Net realized gain on investments	-	(5,883,193)
Total Dividends	(14,805,957)	(17,493,939)
Capital Stock Transactions ($):
Net proceeds from shares sold	249,531,941	201,588,720
Dividends reinvested	13,678,033	16,860,058
Cost of shares redeemed	(234,901,772)	(204,474,021)
Increase (Decrease) in Net Assets from Capital Stock Transactions	28,308,202	13,974,757
Total Increase (Decrease) in Net Assets	7,594,742	(4,893,670)
Net Assets ($):
Beginning of Period	567,711,112	572,604,782
End of Period	575,305,854	567,711,112
Undistributed investment income—net	8,282,329	11,305,745
Capital Share Transactions (Shares):
Shares sold	15,560,352	11,864,108
Shares issued for dividends reinvested	872,323	1,013,225
Shares redeemed	(14,466,003)	(12,017,895)
Net Increase (Decrease) in Shares Outstanding	1,966,672	859,438

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	16.54	17.12	13.96	13.79	14.84
Investment Operations:
Investment income—net[a]	.35	.47	.35	.37	.38
Net realized and unrealized gain (loss) on investments	(.60)	(.49)	3.20	.24	(1.10)
Total from Investment Operations	(.25)	(.02)	3.55	.61	(.72)
Distributions:
Dividends from investment income—net	(.43)	(.37)	(.39)	(.44)	(.33)
Dividends from net realized gain on investments	-	(.19)	-	-	-
Total Distributions	(.43)	(.56)	(.39)	(.44)	(.33)
Net asset value, end of period	15.86	16.54	17.12	13.96	13.79
Total Return (%)	(1.46)	(.13)	26.01	4.79	(5.03)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.14	2.76	2.25	2.75	2.52
Portfolio Turnover Rate	8.44	10.26	23.12	11.11	6.14
Net Assets, end of period ($ x 1,000)	575,306	567,711	572,605	455,018	491,377

a Based on average shares outstanding.

See notes to financial statements.

38

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

39

NOTES TO FINANCIAL STATEMENTS (continued)

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of

40

Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

41

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Foreign Common Stocks†	564,994,287	-	13	564,994,300
Equity Securities - Foreign Preferred Stocks†	2,430,408	-	-	2,430,408
Mutual Funds	4,211,240	-	-	4,211,240
U.S. Treasury	-	509,807	-	509,807
Rights†	67,835	-	-	67,835
Other Financial Instruments:
Financial Futures††	116,267	-	-	116,267
Forward Foreign Currency Exchange Contracts††	-	282,448	-	282,448
Liabilities ($)
Other Financial Instruments:
Financial Futures††	(1,007)	-	-	(1,007)
Forward Foreign Currency Exchange Contracts††	-	(420,898)	-	(420,898)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2014, $560,468,111 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2014	15
Realized gain (loss)	-
Change in unrealized apprecition (depreciation)	(2)
Purchases	-
Sales	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2015	13
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2015	(2)

42

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	8,461,549	121,410,683	125,660,992	4,211,240.8

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

43

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $10,587,286, accumulated capital losses $12,957,726 and unrealized appreciation $31,346,712.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2015. The fund has $12,957,726 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $14,805,957 and $11,615,926, and long-term capital gains $0 and $5,878,013, respectively.

44

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $654,363 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015 was approximately $266,600 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $39,893.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of

45

NOTES TO FINANCIAL STATEMENTS (continued)

the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, the fund was charged $1,452,766 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $169,789 and Shareholder Services Plan fees $121,278, which are offset against an expense reimbursement currently in effect in the amount of $4,483.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended October 31, 2015, amounted to $74,490,578 and $48,154,991, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect

46

against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at October 31, 2015:

47

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
British Pound,
Expiring
12/16/2015	442,400	682,162	681,867	(295)
BNP Paribas
Australian Dollar,
Expiring
12/16/2015	130,900	95,004	93,119	(1,885)
Euro,
Expiring
12/16/2015	68,400	75,442	75,277	(165)
Japanese Yen,
Expiring
12/16/2015	208,034,336	1,731,094	1,725,440	(5,654)
Citigroup
Euro,
Expiring
12/16/2015	468,300	530,790	515,380	(15,410)
Japanese Yen,
Expiring
12/16/2015	28,770,000	242,064	238,619	(3,445)
Credit Suisse International
British Pound,
Expiring
12/16/2015	63,400	96,441	97,718	1,277
Euro,
Expiring
12/16/2015	97,700	110,761	107,522	(3,239)
Deutsche Bank
Euro,
Expiring
12/16/2015	604,213	676,679	664,958	(11,721)
Goldman Sachs International
Australian Dollar,
Expiring
12/16/2015	1,288,748	940,407	916,786	(23,621)
British Pound,
Expiring
12/16/2015	1,471,685	2,274,750	2,268,294	(6,456)
Euro,
Expiring
12/16/2015	4,800,861	5,433,574	5,283,516	(150,058)

48

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Goldman Sachs International (continued)
Japanese Yen,
Expiring
12/16/2015	187,304,416	1,581,508	1,553,506	(28,002)
HSBC
Australian Dollar,
Expiring
12/16/2015	293,603	206,026	208,862	2,836
British Pound,
Expiring
12/16/2015	1,548,137	2,378,034	2,386,129	8,095
Euro,
Expiring
12/16/2015	397,400	447,424	437,353	(10,071)
Japanese Yen,
Expiring
12/16/2015	60,085,000	501,382	498,346	(3,036)
JP Morgan Chase Bank
Australian Dollar,
Expiring
12/16/2015	880,809	618,517	626,587	8,070
Royal Bank of Canada
Australian Dollar,
Expiring
12/16/2015	457,902	325,082	325,741	659
British Pound,
Expiring
12/16/2015	61,700	96,331	95,098	(1,233)
Euro,
Expiring
12/16/2015	715,400	813,336	787,323	(26,013)
Japanese Yen,
Expiring
12/16/2015	157,111,085	1,311,610	1,303,082	(8,528)
Standard Chartered Bank
Australian Dollar,
Expiring
12/16/2015	1,535,519	1,084,281	1,092,333	8,052
British Pound,
Expiring
12/16/2015	2,408,639	3,696,497	3,712,412	15,915

49

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
Standard Chartered Bank (continued)
Euro,
Expiring
12/16/2015	1,675,591	1,875,757	1,844,047	(31,710)
Japanese Yen,
Expiring
12/16/2015	210,346,662	1,753,828	1,744,618	(9,210)
UBS
Australian Dollar,
Expiring
12/16/2015	391,000	281,448	278,148	(3,300)
British Pound,
Expiring
12/16/2015	253,000	391,380	389,946	(1,434)
Japanese Yen,
Expiring
12/16/2015	14,935,000	124,768	123,871	(897)
Sales:
Bank of America
Australian Dollar,
Expiring
12/16/2015	2,762,236	1,961,759	1,964,991	(3,232)
British Pound,
Expiring
12/16/2015	125,200	190,068	192,969	(2,901)
12/16/2015	1,897,950	2,879,184	2,925,292	(46,108)
Euro,
Expiring
12/16/2015	4,822,774	5,433,854	5,307,632	126,222
Japanese Yen,
Expiring
12/16/2015	274,558,424	2,275,498	2,277,192	(1,694)
Citigroup
Euro,
Expiring
12/16/2015	278,300	312,077	306,279	5,798
Japanese Yen,
Expiring
12/16/2015	29,405,000	245,707	243,886	1,821
Credit Suisse International
Australian Dollar,
Expiring
12/16/2015	51,445	37,006	36,597	409

50

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Credit Suisse International (continued)
British Pound,
Expiring
12/16/2015	98,890	154,108	152,419	1,689
Euro,
Expiring
12/16/2015	148,920	169,657	163,892	5,765
Japanese Yen,
Expiring
12/16/2015	195,164,723	1,639,874	1,618,699	21,175
Goldman Sachs International
Euro,
Expiring
12/16/2015	217,600	245,142	239,477	5,665
HSBC
British Pound,
Expiring
12/16/2015	1,517,300	2,343,057	2,338,600	4,457
Euro,
Expiring
12/16/2015	409,600	452,766	450,779	1,987
Japanese Yen,
Expiring
12/16/2015	62,180,000	515,429	515,722	(293)
Royal Bank of Canada
Australian Dollar,
Expiring
12/16/2015	128,500	91,347	91,412	(65)
British Pound,
Expiring
12/16/2015	62,900	96,147	96,947	(800)
Japanese Yen,
Expiring
12/16/2015	73,380,000	609,299	608,615	684
Standard Chartered Bank
Australian Dollar,
Expiring
12/16/2015	382,900	268,737	272,386	(3,649)
British Pound,
Expiring
12/16/2015	1,629,100	2,494,143	2,510,916	(16,773)

51

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
Standard Chartered Bank (continued)
Euro,
Expiring
12/16/2015	1,687,400	1,902,129	1,857,043	45,086
UBS
Australian Dollar,
Expiring
12/16/2015	915,900	665,870	651,550	14,320
Japanese Yen,
Expiring
12/16/2015	103,880,000	864,048	861,582	2,466
Gross Unrealized Appreciation				282,448
Gross Unrealized Depreciation				(420,898)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2015 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Foreign exchange risk [1]	282,448	Foreign exchange risk [1]	(420,898)
Equity risk [2]	116,267	Equity risk [2]	(1,007)
Gross fair value of derivatives contracts	398,715		(421,905)
Statement of Assets and Liabilities location:

[1] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[2] Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2015 is shown below:

52

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Financial Futures [3]	Forward Contracts [4]	Total
Equity	1,596,735	-	1,596,735
Foreign exchange	-	(658,157)	(658,157)
Total	1,596,735	(658,157)	938,578

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Financial Futures [5]	Forward Contracts [6]	Total
Equity	(277,795)	-	(277,795)
Foreign exchange	-	138,969	138,969
Total	(277,795)	138,969	(138,826)
Statement of Operations location:

[3] Net realized gain (loss) on financial futures.

[4] Net realized gain (loss) on forward foreign currency exchange contracts.

[5] Net unrealized appreciation (depreciation) on financial futures.

[6] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2015, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Financial futures	116,267	(1,007)
Forward contracts	282,448	(420,898)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	398,715	(421,905)
Derivatives not subject to
Master Agreements	(146,582)	4,246
Total gross amount of assets
and liabilities subject to
Master Agreements	252,133	(417,659)

53

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2015:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Bank of America	126,222		(54,230)	-	71,992
Citigroup	7,619		(7,619)	-	-
Goldman Sachs International	5,665		(5,665)	-	-
HSBC	17,375		(13,400)	-	3,975
JP Morgan Chase Bank	8,070		-	-	8,070
Royal Bank of Canada	1,343		(1,343)	-	-
Standard Chartered Bank	69,053		(61,342)	-	7,711
UBS	16,786		(5,631)	-	11,155
Total	252,133		(149,230)	-	102,903

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(54,230)		54,230	-	-
BNP Paribas	(7,704)		-	-	(7,704)
Citigroup	(18,855)		7,619	-	(11,236)
Deutsche Bank	(11,721)		-	-	(11,721)
Goldman Sachs International	(208,137)		5,665	-	(202,472)
HSBC	(13,400)		13,400	-	-
Royal Bank of Canada	(36,639)		1,343	-	(35,296)
Standard Chartered Bank	(61,342)		61,342	-	-
UBS	(5,631)		5,631	-	-
Total	(417,659)		149,230	-	(268,429)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
† See Statement of Investments for detailed information regarding collateral held for open financial futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

54

Average Market Value ($)
Equity financial futures	7,678,737
Forward contracts	7,473,817

At October 31, 2015, the cost of investments for federal income tax purposes was $540,824,984; accordingly, accumulated net unrealized appreciation on investments was $31,388,606, consisting of $124,779,140 gross unrealized appreciation and $93,390,534 gross unrealized depreciation.

55

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus International Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

56

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2015:

- the total amount of taxes paid to foreign countries was $1,344,583.

- the total amount of income sourced from foreign countries was $17,328,594.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2015 calendar year with Form 1099-DIV which will be mailed in early 2016. For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $14,805,957 represents the maximum amount that may be considered qualified dividend income.

57

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

58

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

59

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

60

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

61

NOTES

62

NOTES

63

NOTES

64

NOTES

65

For More Information

Dreyfus International Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DIISX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0079AR1015

Dreyfus S&P 500 Index Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus S&P 500 Index Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus S&P 500 Index Fund produced a total return of 4.70%.1 In comparison, the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 5.21% for the same period.2,3

Moderately positive stock market results for the reporting period masked heightened volatility stemming from shifting economic sentiment. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Global Economic Concerns Sparked Market Turmoil

After experiencing sharp declines in the early fall, the reporting period began in the midst of a stock market rally driven by robust employment gains and improved consumer and business confidence. The S&P 500 Index climbed through the end of February 2015 despite ongoing global economic weakness and plummeting prices of oil and other commodities.

Investors responded negatively in March to sluggish domestic economic growth stemming from severe winter weather and an appreciating U.S. dollar. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015, but stocks resumed their advance and the S&P 500 Index set new record highs in May as the U.S. economy regained traction with a 3.9% annualized growth rate for the second quarter.

Uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, intensifying concerns that the world’s second largest economy could be slowing more than anticipated and sending commodity prices lower. In fact, the impact of global economic headwinds on U.S. exports was cited as a primary factor behind a deceleration of U.S. economic growth to an annualized 1.5% rate for the third quarter. Stocks briefly dipped into negative territory as investors grew more risk-averse, but a strong rally in October enabled the S&P 500 Index to end the reporting period with a moderate gain after several large companies reported better-than-expected financial results.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Consumer Discretionary Stocks Led Markets Higher

Although the S&P 500 Index posted a single-digit gain for the reporting period overall, the economic sectors that comprise the index delivered widely disparate results. The consumer discretionary sector led the market’s advance, driven higher by gains from Internet retailers such as Amazon.com. Meanwhile, home improvement retailers including The Home Depot and Lowe’s benefited from recovering housing markets, and more affordable fuel prices boosted business for hotels and restaurants.

The information technology sector gained value amid the ongoing trend toward cloud computing, which has enabled businesses across a variety of industries to enhance their technology capabilities at an affordable cost. Increased adoption of smartphones helped boost earnings for providers of electronic components and mobile software. Some of the sector’s top performers included technology giants Apple, Facebook, Alphabet (formerly Google), and Microsoft. The health care sector continued to see rising spending on medical services from an aging population, and the industry group increasingly sought to control costs and achieve economies of scale through mergers and acquisitions.

In contrast, the energy sector lost considerable value over the reporting period. A glut of supply of crude oil was met with tepid demand, causing petroleum prices to fall sharply. Offshore drillers were hit especially hard during the downturn when their contracts with major energy producers were canceled. The materials sector also was hurt by declining commodity prices stemming mainly from reduced demand from the emerging markets, which weighed on earnings for metals-and-mining companies. Finally, results from the telecommunications services sector were undermined by heightened competitive pressures affecting traditional telephone companies.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, and aggressively accommodative monetary policies are at work in international markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

³ “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Fund	4.70%	13.80%	7.37%
Standard & Poor’s 500 Composite Stock Price Index	5.21%	14.32%	7.84%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus S&P 500 Stock Index Fund on 10/31/05 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 2.53
Ending value (after expenses)	$ 1,005.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

Expenses paid per $1,000†	$ 2.55
Ending value (after expenses)	$ 1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 98.7%	Shares		Value ($)
Automobiles & Components - 1.0%
BorgWarner	33,296		1,425,735
Delphi Automotive	42,608		3,544,560
Ford Motor	581,980		8,619,124
General Motors	214,746		7,496,783
Goodyear Tire & Rubber	39,117		1,284,602
Harley-Davidson	30,802		1,523,159
Johnson Controls	97,277		4,394,975
			28,288,938
Banks - 5.8%
Bank of America	1,562,736		26,222,710
BB&T	117,302		4,357,769
Citigroup	449,409		23,895,077
Comerica	27,349		1,186,947
Fifth Third Bancorp	121,602		2,316,518
Hudson City Bancorp	73,481		743,628
Huntington Bancshares	118,609		1,301,141
JPMorgan Chase & Co.	552,409		35,492,278
KeyCorp	128,890		1,600,814
M&T Bank	19,944	[a]	2,390,288
People's United Financial	43,680		696,696
PNC Financial Services Group	76,701		6,923,032
Regions Financial	202,513		1,893,497
SunTrust Banks	77,728		3,227,267
U.S. Bancorp	247,470		10,438,285
Wells Fargo & Co.	697,527		37,764,112
Zions Bancorporation	28,993		834,129
			161,284,188
Capital Goods - 7.2%
3M	93,295		14,666,907
Allegion	14,868		968,948
AMETEK	36,065		1,977,083
Boeing	95,584		14,153,123
Caterpillar	89,510	[a]	6,533,335
Cummins	24,991	[a]	2,586,818
Danaher	88,849		8,290,500
Deere & Co.	46,614	[a]	3,635,892
Dover	24,381		1,570,868
Eaton	69,034		3,859,691

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Capital Goods - 7.2% (continued)
Emerson Electric	98,913		4,671,661
Fastenal	43,220	[a]	1,692,495
Flowserve	19,468		902,536
Fluor	22,399		1,070,896
General Dynamics	45,319		6,733,497
General Electric	1,507,162		43,587,125
Honeywell International	116,146		11,995,559
Illinois Tool Works	50,039		4,600,586
Ingersoll-Rand	40,500		2,400,030
Jacobs Engineering Group	18,248	[b]	732,475
L-3 Communications Holdings	12,507		1,580,885
Lockheed Martin	39,709		8,729,229
Masco	53,808		1,560,432
Northrop Grumman	27,991		5,255,310
PACCAR	53,825		2,833,886
Parker Hannifin	20,560		2,152,632
Pentair	27,374		1,530,754
Precision Castparts	20,650		4,766,226
Quanta Services	32,628	[a,b]	656,149
Raytheon	45,168		5,302,723
Rockwell Automation	19,976		2,180,580
Rockwell Collins	19,409		1,683,148
Roper Technologies	15,095		2,812,953
Snap-on	8,706		1,444,238
Stanley Black & Decker	23,347		2,474,315
Textron	42,671		1,799,436
United Rentals	15,214	[b]	1,138,920
United Technologies	123,001		12,104,528
W.W. Grainger	8,938	[a]	1,876,980
Xylem	25,716		936,320
			199,449,669
Commercial & Professional Services - .7%
ADT	24,529	[a]	810,438
Cintas	13,351		1,242,845
Dun & Bradstreet	4,966		565,478
Equifax	17,878		1,905,258
Nielsen Holdings	56,113		2,665,929
Pitney Bowes	32,494		671,001
Republic Services	36,754		1,607,620

8

Common Stocks - 98.7% (continued)	Shares		Value ($)
Commercial & Professional Services - .7% (continued)
Robert Half International	19,411		1,022,183
Stericycle	12,489	[b]	1,515,790
Tyco International	63,369		2,309,166
Verisk Analytics, Cl. A	23,145	[b]	1,657,413
Waste Management	63,486		3,413,007
			19,386,128
Consumer Durables & Apparel - 1.5%
Coach	41,606		1,298,107
D.R. Horton	47,422		1,396,104
Fossil Group	6,988	[b]	380,217
Garmin	18,829		667,865
Hanesbrands	60,561		1,934,318
Harman International Industries	10,355		1,138,636
Hasbro	16,411		1,260,857
Leggett & Platt	20,626		928,789
Lennar, Cl. A	27,537		1,378,778
Mattel	50,329		1,237,087
Michael Kors Holdings	28,787	[b]	1,112,330
Mohawk Industries	8,991	[b]	1,757,741
Newell Rubbermaid	39,549		1,678,064
NIKE, Cl. B	101,254		13,267,312
PulteGroup	50,580		927,131
PVH	11,994		1,090,854
Ralph Lauren	8,831		978,210
Under Armour, Cl. A	26,803	[b]	2,548,429
VF	50,214		3,390,449
Whirlpool	11,962		1,915,595
			40,286,873
Consumer Services - 1.9%
Carnival	67,252		3,636,988
Chipotle Mexican Grill	4,700	[b]	3,009,081
Darden Restaurants	17,056		1,055,596
H&R Block	42,290		1,575,725
Marriott International, Cl. A	29,805		2,288,428
McDonald's	140,650		15,787,962
Royal Caribbean Cruises	24,915		2,450,390
Starbucks	223,006		13,953,485
Starwood Hotels & Resorts Worldwide	25,293	[c]	2,020,152
Wyndham Worldwide	18,253		1,484,882

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Consumer Services - 1.9% (continued)
Wynn Resorts	12,710	[a]	889,065
Yum! Brands	64,038		4,540,935
			52,692,689
Diversified Financials - 4.8%
Affiliated Managers Group	8,125	[b]	1,464,613
American Express	127,121		9,312,884
Ameriprise Financial	26,745		3,085,303
Bank of New York Mellon	165,267		6,883,371
Berkshire Hathaway, Cl. B	279,447	[b]	38,010,381
BlackRock	18,813		6,621,612
Capital One Financial	82,040		6,472,956
Charles Schwab	178,515		5,448,278
CME Group	50,321		4,753,825
Discover Financial Services	65,844		3,701,750
E*TRADE Financial	42,314	[b]	1,206,372
Franklin Resources	58,598		2,388,454
Goldman Sachs Group	59,687		11,191,312
Intercontinental Exchange	16,639		4,199,684
Invesco	63,571		2,108,650
Legg Mason	16,300		729,425
Leucadia National	49,667		993,837
McGraw-Hill Financial	41,165		3,813,526
Moody's	26,035		2,503,526
Morgan Stanley	227,529		7,501,631
Nasdaq	16,938		980,541
Navient	56,169		740,869
Northern Trust	32,582		2,293,447
State Street	60,904		4,202,376
T. Rowe Price Group	39,379		2,977,840
			133,586,463
Energy - 7.0%
Anadarko Petroleum	75,981		5,081,609
Apache	55,568		2,618,920
Baker Hughes	65,757		3,464,079
Cabot Oil & Gas	60,013		1,302,882
Cameron International	28,482	[b]	1,937,061
Chesapeake Energy	75,492	[a]	538,258
Chevron	279,746		25,423,317
Cimarex Energy	13,632		1,609,394

10

Common Stocks - 98.7% (continued)	Shares		Value ($)
Energy - 7.0% (continued)
Columbia Pipeline Group	49,279		1,023,525
ConocoPhillips	184,296		9,832,192
CONSOL Energy	36,297	[a]	241,738
Devon Energy	58,413		2,449,257
Diamond Offshore Drilling	8,398	[a]	166,952
Ensco	36,843		612,699
EOG Resources	82,587		7,090,094
EQT	22,142		1,462,922
Exxon Mobil	622,502		51,505,816
FMC Technologies	36,102	[b]	1,221,331
Halliburton	125,930		4,833,193
Helmerich & Payne	16,991	[a]	956,084
Hess	36,773		2,067,010
Kinder Morgan	268,071		7,331,742
Marathon Oil	99,844		1,835,133
Marathon Petroleum	81,299		4,211,288
Murphy Oil	23,873		678,709
National Oilwell Varco	58,961		2,219,292
Newfield Exploration	24,578	[b]	987,790
Noble Energy	63,307		2,268,923
Occidental Petroleum	114,896		8,564,348
ONEOK	32,669		1,108,132
Phillips 66	71,688		6,383,816
Pioneer Natural Resources	22,196		3,043,959
Range Resources	26,115	[a]	794,941
Schlumberger	188,758		14,753,325
Southwestern Energy	58,015	[b]	640,486
Spectra Energy	102,002		2,914,197
Tesoro	18,581		1,986,866
Transocean	53,476	[a]	846,525
Valero Energy	74,257		4,895,021
Williams	100,361		3,958,238
			194,861,064
Food & Staples Retailing - 2.2%
Costco Wholesale	65,253		10,317,804
CVS Health	166,421		16,439,066
Kroger	147,161		5,562,686
Sysco	82,735		3,412,819
Walgreens Boots Alliance	129,651		10,978,847

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Food & Staples Retailing - 2.2% (continued)
Wal-Mart Stores	234,630		13,430,221
Whole Foods Market	53,158		1,592,614
			61,734,057
Food, Beverage & Tobacco - 5.5%
Altria Group	292,404		17,681,670
Archer-Daniels-Midland	91,725		4,188,164
Brown-Forman, Cl. B	15,985		1,697,287
Campbell Soup	25,836	[a]	1,312,210
Coca-Cola	583,636		24,716,985
Coca-Cola Enterprises	33,080		1,698,327
ConAgra Foods	63,289		2,566,369
Constellation Brands, Cl. A	25,635		3,455,598
Dr. Pepper Snapple Group	29,349		2,622,920
General Mills	88,252		5,128,324
Hershey	22,481		1,993,840
Hormel Foods	19,215		1,297,973
J.M. Smucker	17,864		2,097,055
Kellogg	36,890		2,601,483
Keurig Green Mountain	16,804	[a]	852,803
Kraft Heinz	87,811		6,846,624
McCormick & Co.	17,361		1,457,977
Mead Johnson Nutrition	30,081		2,466,642
Molson Coors Brewing, Cl. B	24,453		2,154,309
Mondelez International, Cl. A	241,631		11,153,687
Monster Beverage	22,672	[b]	3,090,647
PepsiCo	219,577		22,438,574
Philip Morris International	230,401		20,367,448
Reynolds American	124,193		6,001,006
Tyson Foods, Cl. A	45,361		2,012,214
			151,900,136
Health Care Equipment & Services - 4.8%
Abbott Laboratories	221,081		9,904,429
Aetna	51,760		5,941,013
AmerisourceBergen	31,439		3,034,178
Anthem	39,067		5,436,173
Baxter International	81,289		3,039,396
Becton Dickinson & Co.	30,965		4,413,132
Boston Scientific	197,877	[b]	3,617,192
C.R. Bard	10,899		2,031,029

12

Common Stocks - 98.7% (continued)	Shares		Value ($)
Health Care Equipment & Services - 4.8% (continued)
Cardinal Health	49,536		4,071,859
Cerner	45,117	[b]	2,990,806
Cigna	38,329		5,137,619
DaVita HealthCare Partners	26,450	[b]	2,050,140
DENTSPLY International	21,179		1,288,742
Edwards Lifesciences	15,792	[b]	2,481,713
Express Scripts Holding	100,300	[b]	8,663,914
HCA Holdings	47,597	[b]	3,274,198
Henry Schein	12,622	[b]	1,914,884
Humana	22,128		3,952,725
Intuitive Surgical	5,547	[b]	2,754,640
Laboratory Corporation of America Holdings	15,020	[b]	1,843,555
McKesson	34,335		6,139,098
Medtronic	211,884		15,662,465
Patterson	11,711		555,101
Quest Diagnostics	21,971		1,492,929
St. Jude Medical	42,284		2,698,142
Stryker	47,134		4,506,953
Tenet Healthcare	14,264	[b]	447,462
UnitedHealth Group	141,543		16,670,935
Universal Health Services, Cl. B	13,787		1,683,255
Varian Medical Systems	15,536	[a,b]	1,220,042
Zimmer Biomet Holdings	25,794		2,697,279
			131,614,998
Household & Personal Products - 1.9%
Clorox	19,798		2,414,168
Colgate-Palmolive	134,139		8,900,123
Estee Lauder, Cl. A	33,734		2,714,238
Kimberly-Clark	54,592		6,535,208
Procter & Gamble	403,740		30,837,661
			51,401,398
Insurance - 2.7%
ACE	48,700		5,529,398
Aflac	64,654		4,121,693
Allstate	60,410		3,738,171
American International Group	193,276		12,187,985
Aon	42,379		3,954,384
Assurant	9,644		786,275
Chubb	33,975		4,394,666

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Insurance - 2.7% (continued)
Cincinnati Financial	22,139		1,333,432
Genworth Financial, Cl. A	78,985	[b]	369,650
Hartford Financial Services Group	61,973		2,866,871
Lincoln National	38,804		2,076,402
Loews	43,773		1,595,964
Marsh & McLennan	79,165		4,412,657
MetLife	165,595		8,342,676
Principal Financial Group	40,128		2,012,820
Progressive	87,280		2,891,586
Prudential Financial	67,099		5,535,667
Torchmark	18,177		1,054,448
Travelers	46,485		5,247,692
Unum Group	36,132		1,251,974
XL Group	46,097		1,755,374
			75,459,785
Materials - 2.9%
Air Products & Chemicals	28,791		4,001,373
Airgas	10,577		1,017,084
Alcoa	184,335		1,646,112
Avery Dennison	13,649		886,776
Ball	21,372		1,463,982
CF Industries Holdings	35,753		1,815,180
Dow Chemical	172,574		8,916,899
E.I. du Pont de Nemours & Co.	134,231		8,510,245
Eastman Chemical	22,898		1,652,549
Ecolab	39,667		4,773,923
FMC	21,204		863,215
Freeport-McMoRan	158,575		1,866,428
International Flavors & Fragrances	12,206		1,416,628
International Paper	63,168		2,696,642
LyondellBasell Industries, Cl. A	55,705		5,175,552
Martin Marietta Materials	9,983		1,548,862
Monsanto	69,880		6,514,214
Mosaic	50,219		1,696,900
Newmont Mining	79,815		1,553,200
Nucor	46,987		1,987,550
Owens-Illinois	26,109	[b]	562,649
PPG Industries	41,132		4,288,422
Praxair	42,656		4,738,655

14

Common Stocks - 98.7% (continued)	Shares		Value ($)
Materials - 2.9% (continued)
Sealed Air	30,322		1,489,417
Sherwin-Williams	11,807		3,150,462
Sigma-Aldrich	17,567		2,454,461
Vulcan Materials	19,475		1,880,896
WestRock	39,490		2,122,982
			80,691,258
Media - 3.2%
Cablevision Systems (NY Group), Cl. A	33,131		1,079,739
CBS, Cl. B	66,748		3,105,117
Comcast, Cl. A	315,764		19,773,142
Comcast, Cl. A (Special)	54,977	[a]	3,447,608
Discovery Communications, Cl. A	23,825	[a,b]	701,408
Discovery Communications, Cl. C	39,298	[b]	1,081,481
Interpublic Group of Companies	59,864		1,372,682
News Corp., Cl. A	57,184		880,634
News Corp., Cl. B	15,607		241,596
Omnicom Group	35,938		2,692,475
Scripps Networks Interactive	13,704		823,336
TEGNA	35,299		954,485
Time Warner	121,805		9,176,789
Time Warner Cable	41,949		7,945,141
Twenty-First Century Fox, Cl. A	182,301		5,594,818
Twenty-First Century Fox, Cl. B	64,383		1,988,147
Viacom, Cl. B	53,261		2,626,300
Walt Disney	232,276		26,419,072
			89,903,970
Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
AbbVie	247,304		14,726,953
Agilent Technologies	48,951		1,848,390
Alexion Pharmaceuticals	33,175	[b]	5,838,800
Allergan	58,757	[b]	18,124,772
Amgen	113,075		17,886,204
Baxalta	81,296		2,801,460
Biogen	33,290	[b]	9,671,078
Bristol-Myers Squibb	247,815		16,343,399
Celgene	117,913	[b]	14,469,104
Eli Lilly & Co.	145,114		11,836,949
Endo International	30,562	[b]	1,833,414
Gilead Sciences	218,649		23,642,516

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Pharmaceuticals, Biotechnology & Life Sciences - 9.6% (continued)
Johnson & Johnson	412,806		41,705,790
Mallinckrodt	17,195	[b]	1,129,196
Merck & Co.	420,325		22,974,964
Mylan	61,459	[b]	2,709,727
PerkinElmer	17,180		887,175
Perrigo Company	22,119		3,489,051
Pfizer	920,648		31,136,315
Regeneron Pharmaceuticals	11,533	[b]	6,428,379
Thermo Fisher Scientific	59,049		7,722,428
Vertex Pharmaceuticals	36,078	[b]	4,500,370
Waters	12,318	[b]	1,574,240
Zoetis	68,658		2,952,981
			266,233,655
Real Estate - 2.6%
American Tower	63,258	[c]	6,466,865
Apartment Investment & Management, Cl. A	22,090	[c]	865,707
AvalonBay Communities	19,603	[c]	3,427,192
Boston Properties	23,198	[c]	2,919,468
CBRE Group, Cl. A	43,289	[b]	1,613,814
Crown Castle International	49,903	[c]	4,264,710
Equinix	8,528	[c]	2,530,087
Equity Residential	54,224	[c]	4,192,600
Essex Property Trust	9,852	[c]	2,171,775
General Growth Properties	87,424	[c]	2,530,925
HCP	68,392	[a,c]	2,544,182
Host Hotels & Resorts	114,607	[c]	1,986,139
Iron Mountain	28,428	[c]	871,034
Kimco Realty	59,907	[c]	1,603,710
Macerich	20,116	[c]	1,704,630
Plum Creek Timber	26,557	[c]	1,081,932
Prologis	77,314	[c]	3,303,627
Public Storage	21,480	[c]	4,928,801
Realty Income	33,958	[a,c]	1,679,563
Simon Property Group	46,200	[c]	9,307,452
SL Green Realty	14,902	[c]	1,767,675
Ventas	49,962	[c]	2,683,959
Vornado Realty Trust	25,906	[c]	2,604,848
Welltower	52,767	[c]	3,422,995

16

Common Stocks - 98.7% (continued)	Shares		Value ($)
Real Estate - 2.6% (continued)
Weyerhaeuser	77,575	[c]	2,275,275
			72,748,965
Retailing - 5.4%
Advance Auto Parts	11,096		2,201,779
Amazon.com	57,246	[b]	35,830,271
AutoNation	10,807	[b]	682,894
AutoZone	4,684	[b]	3,674,176
Bed Bath & Beyond	26,061	[a,b]	1,554,017
Best Buy	45,721		1,601,607
CarMax	31,682	[b]	1,869,555
Dollar General	43,838		2,970,901
Dollar Tree	33,630	[b]	2,202,429
Expedia	14,968		2,040,138
GameStop, Cl. A	14,449	[a]	665,665
Gap	35,586	[a]	968,651
Genuine Parts	23,106		2,097,101
Home Depot	191,747		23,707,599
Kohl's	30,253		1,395,268
L Brands	38,294		3,675,458
Lowe's	138,170		10,201,091
Macy's	49,448		2,520,859
Netflix	63,638	[b]	6,897,086
Nordstrom	20,996		1,369,149
O'Reilly Automotive	14,917	[b]	4,120,970
Priceline Group	7,573	[b]	11,012,960
Ross Stores	62,626		3,167,623
Signet Jewelers	12,107		1,827,431
Staples	93,387		1,213,097
Target	94,740		7,312,033
The TJX Companies	100,712		7,371,111
Tiffany & Co.	16,357		1,348,471
Tractor Supply	20,783		1,920,141
TripAdvisor	17,403	[b]	1,458,023
Urban Outfitters	15,147	[b]	433,204
			149,310,758
Semiconductors & Semiconductor Equipment - 2.4%
Altera	45,525		2,392,339
Analog Devices	47,488		2,854,979
Applied Materials	182,508		3,060,659

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 2.4% (continued)
Avago Technologies	38,749		4,771,164
Broadcom, Cl. A	83,365		4,284,961
First Solar	11,351	[b]	647,802
Intel	709,645		24,028,580
KLA-Tencor	23,366		1,568,326
Lam Research	23,366	[a]	1,789,602
Linear Technology	35,579		1,580,419
Microchip Technology	30,564	[a]	1,475,936
Micron Technology	160,961	[b]	2,665,514
NVIDIA	74,532		2,114,473
Qorvo	22,497	[b]	988,293
Skyworks Solutions	28,713		2,217,792
Texas Instruments	153,298		8,695,063
Xilinx	39,294		1,871,180
			67,007,082
Software & Services - 11.8%
Accenture, Cl. A	92,980		9,967,456
Activision Blizzard	75,329		2,618,436
Adobe Systems	74,198	[b]	6,578,395
Akamai Technologies	27,299	[b]	1,660,325
Alliance Data Systems	9,123	[b]	2,712,359
Alphabet, Cl. A	43,259	[b]	31,898,754
Alphabet, Cl. C	44,116	[b]	31,358,094
Autodesk	34,954	[b]	1,929,111
Automatic Data Processing	69,555		6,050,589
CA	46,556		1,290,067
Citrix Systems	23,544	[b]	1,932,962
Cognizant Technology Solutions, Cl. A	91,246	[b]	6,214,765
Computer Sciences	20,154		1,342,055
eBay	166,462	[b]	4,644,290
Electronic Arts	46,356	[b]	3,340,877
Facebook, Cl. A	336,651	[b]	34,328,302
Fidelity National Information Services	41,781		3,046,671
Fiserv	35,265	[b]	3,403,425
International Business Machines	134,578		18,851,686
Intuit	40,709		3,966,278
MasterCard Cl. A	148,850		14,734,661
Microsoft	1,194,302		62,868,057
Oracle	485,183		18,844,508

18

Common Stocks - 98.7% (continued)	Shares		Value ($)
Software & Services - 11.8% (continued)
Paychex	48,471		2,500,134
PayPal Holdings	166,482		5,995,017
Red Hat	27,757	[b]	2,195,856
salesforce.com	91,353	[b]	7,099,042
Symantec	99,845		2,056,807
Teradata	21,627	[b]	607,935
Total System Services	23,766		1,246,527
VeriSign	15,850	[a,b]	1,277,510
Visa, Cl. A	291,225		22,593,235
Western Union	77,499		1,491,856
Xerox	150,162		1,410,021
Yahoo!	129,018	[b]	4,595,621
			326,651,684
Technology Hardware & Equipment - 6.4%
Amphenol, Cl. A	46,726		2,533,484
Apple	851,546		101,759,747
Cisco Systems	756,512		21,825,371
Corning	183,191		3,407,353
EMC	290,032		7,604,639
F5 Networks	10,417	[b]	1,147,953
FLIR Systems	20,680		551,536
Harris	18,521		1,465,567
Hewlett-Packard	270,602		7,295,430
Juniper Networks	50,914		1,598,190
Motorola Solutions	23,928		1,674,242
NetApp	45,709		1,554,106
QUALCOMM	234,734		13,947,894
SanDisk	30,619		2,357,663
Seagate Technology	45,132	[a]	1,717,724
TE Connectivity	60,700		3,911,508
Western Digital	34,345		2,294,933
			176,647,340
Telecommunication Services - 2.3%
AT&T	918,222		30,769,619
CenturyLink	85,696		2,417,484
Frontier Communications	174,030		894,514
Level 3 Communications	43,345	[b]	2,208,428
Verizon Communications	606,958		28,454,191
			64,744,236

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.7% (continued)	Shares		Value ($)
Transportation - 2.2%
American Airlines Group	100,347		4,638,038
C.H. Robinson Worldwide	21,197		1,470,648
CSX	149,263		4,028,608
Delta Air Lines	118,839		6,041,775
Expeditors International of Washington	28,504		1,419,214
FedEx	39,070		6,096,874
J.B. Hunt Transport Services	13,950		1,065,362
Kansas City Southern	16,977		1,405,017
Norfolk Southern	45,024		3,603,271
Ryder System	7,826		561,750
Southwest Airlines	98,754		4,571,323
Union Pacific	130,103		11,624,703
United Continential Holdings	57,438	[b]	3,464,086
United Parcel Service, Cl. B	104,241		10,738,908
			60,729,577
Utilities - 2.9%
AES	103,070		1,128,617
AGL Resources	18,011		1,125,687
Ameren	36,740		1,604,803
American Electric Power	72,410		4,102,027
CenterPoint Energy	62,040		1,150,842
CMS Energy	39,612		1,428,805
Consolidated Edison	43,405		2,853,879
Dominion Resources	87,958		6,282,840
DTE Energy	27,231		2,221,777
Duke Energy	103,279		7,381,350
Edison International	49,412		2,990,414
Entergy	26,403		1,799,628
Eversource Energy	46,751		2,381,496
Exelon	128,776		3,595,426
FirstEnergy	63,387		1,977,674
NextEra Energy	68,631		7,045,658
NiSource	49,279		944,186
NRG Energy	52,053		670,963
Pepco Holdings	36,044		959,852
PG&E	72,686		3,881,432
Pinnacle West Capital	17,210		1,093,007
PPL	99,217		3,413,065
Public Service Enterprise Group	75,395		3,113,060

20

Common Stocks - 98.7% (continued)	Shares		Value ($)
Utilities - 2.9% (continued)
SCANA	20,420		1,209,272
Sempra Energy	35,262		3,611,181
Southern	134,579		6,069,513
TECO Energy	35,417		956,259
WEC Energy Group	46,341		2,389,342
Xcel Energy	74,570		2,656,929
			80,038,984
Total Common Stocks (cost $1,048,900,180)			2,736,653,895
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.02%, 3/17/16	790,000	[d]	789,701
0.03%, 2/25/16	1,120,000	[d]	1,119,722

Total Short-Term Investments (cost $1,909,830)			1,909,423
Other Investment - 1.2%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $32,369,055)	32,369,055	[e]	32,369,055
Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $5,640,559)	5,640,559	[e]	5,640,559
Total Investments (cost $1,088,819,624)	100.2%		2,776,572,932
Liabilities, Less Cash and Receivables	(0.2%)		(5,338,120)
Net Assets	100.0%		2,771,234,812

a Security, or portion thereof, on loan. At October 31, 2015, the value of the fund’s securities on loan was $43,766,215 and the value of the collateral held by the fund was $44,567,785 consisting of cash collateral of $5,640,559 and U.S. Government & Agency securities valued at $38,927,226.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by or on behalf of a counterparty for open financial futures contracts.

e Investment in affiliated money market mutual fund.

21

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	11.8
Pharmaceuticals, Biotechnology & Life Sciences	9.6
Capital Goods	7.2
Energy	7.0
Technology Hardware & Equipment	6.4
Banks	5.8
Food, Beverage & Tobacco	5.5
Retailing	5.4
Diversified Financials	4.8
Health Care Equipment & Services	4.8
Media	3.2
Materials	2.9
Utilities	2.9
Insurance	2.7
Real Estate	2.6
Semiconductors & Semiconductor Equipment	2.4
Telecommunication Services	2.3
Food & Staples Retailing	2.2
Transportation	2.2
Consumer Services	1.9
Household & Personal Products	1.9
Consumer Durables & Apparel	1.5
Short-Term/Money Market Investments	1.5
Automobiles & Components	1.0
Commercial & Professional Services	.7
100.2

†Based on net assets.

See notes to financial statements.

22

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 10/31/2015 ($)

Financial Futures Long
Standard & Poor's 500 E-mini	350	36,289,750	December 2015	1,035,097
Gross Unrealized Appreciation				1,035,097

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $43,766,215)—Note 1(b):
Unaffiliated issuers	1,050,810,010	2,738,563,318
Affiliated issuers	38,009,614	38,009,614
Cash		1,405,580
Dividends and securities lending income receivable		3,184,856
Receivable for investment securities sold		480,267
Receivable for shares of Common Stock subscribed		336,552
Other assets		17,181
		2,781,997,368
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,137,023
Liability for securities on loan—Note 1(b)		5,640,559
Payable for shares of Common Stock redeemed		3,816,897
Payable for futures variation margin—Note 4		164,577
Accrued expenses		3,500
		10,762,556
Net Assets ($)		2,771,234,812
Composition of Net Assets ($):
Paid-in capital		939,525,473
Accumulated undistributed investment income—net		35,653,951
Accumulated net realized gain (loss) on investments		107,266,983
Accumulated net unrealized appreciation (depreciation) on investments (including $1,035,097 net unrealized appreciation on financial futures)		1,688,788,405
Net Assets ($)		2,771,234,812
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		52,402,018
Net Asset Value Per Share ($)		52.88

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	1,062
Cash dividends (net of $6,116 foreign taxes withheld at source):
Unaffiliated issuers	59,369,548
Affiliated issuers	31,767
Income from securities lending—Note 1(b)	155,496
Total Income	59,557,873
Expenses:
Management fee—Note 3(a)	7,124,228
Shareholder servicing costs—Note 3(b)	7,124,228
Directors’ fees—Note 3(a,c)	198,480
Loan commitment fees—Note 2	29,912
Interest expense—Note 2	275
Total Expenses	14,477,123
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(198,480)
Net Expenses	14,278,643
Investment Income—Net	45,279,230
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	146,603,943
Net realized gain (loss) on financial futures	5,668,970
Net Realized Gain (Loss)	152,272,913
Net unrealized appreciation (depreciation) on investments	(66,680,337)
Net unrealized appreciation (depreciation) on financial futures	(595,382)
Net Unrealized Appreciation (Depreciation)	(67,275,719)
Net Realized and Unrealized Gain (Loss) on Investments	84,997,194
Net Increase in Net Assets Resulting from Operations	130,276,424

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014

Operations ($):
Investment income—net	45,279,230	43,863,099
Net realized gain (loss) on investments	152,272,913	156,114,514
Net unrealized appreciation (depreciation) on investments	(67,275,719)	240,746,816
Net Increase (Decrease) in Net Assets Resulting from Operations	130,276,424	440,724,429
Dividends to Shareholders from ($):
Investment income—net	(43,803,479)	(42,005,434)
Net realized gain on investments	(147,186,971)	(58,045,862)
Total Dividends	(190,990,450)	(100,051,296)
Capital Stock Transactions ($):
Net proceeds from shares sold	635,872,552	531,021,816
Dividends reinvested	187,893,229	98,667,522
Cost of shares redeemed	(885,887,538)	(831,692,232)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(62,121,757)	(202,002,894)
Total Increase (Decrease) in Net Assets	(122,835,783)	138,670,239
Net Assets ($):
Beginning of Period	2,894,070,595	2,755,400,356
End of Period	2,771,234,812	2,894,070,595
Undistributed investment income—net	35,653,951	34,710,216
Capital Share Transactions (Shares):
Shares sold	12,149,383	10,547,420
Shares issued for dividends reinvested	3,579,559	2,027,090
Shares redeemed	(16,924,957)	(16,447,951)
Net Increase (Decrease) in Shares Outstanding	(1,196,015)	(3,873,441)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	54.00	47.94	39.13	34.90	33.62
Investment Operations:
Investment income—net[a]	.83	.77	.75	.63	.55
Net realized and unrealized gain (loss) on investments	1.68	7.05	9.32	4.38	2.00
Total from Investment Operations	2.51	7.82	10.07	5.01	2.55
Distributions:
Dividends from investment income—net	(.83)	(.74)	(.71)	(.56)	(.51)
Dividends from net realized gain on investments	(2.80)	(1.02)	(.55)	(.22)	(.76)
Total Distributions	(3.63)	(1.76)	(1.26)	(.78)	(1.27)
Net asset value, end of period	52.88	54.00	47.94	39.13	34.90
Total Return (%)	4.70	16.71	26.56	14.67	7.61
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.59	1.54	1.75	1.71	1.55
Portfolio Turnover Rate	3.72	3.56	2.92	3.20	3.38
Net Assets, end of period ($ x 1,000)	2,771,235	2,894,071	2,755,400	2,326,901	2,230,524

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

28

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

29

NOTES TO FINANCIAL STATEMENTS (continued)

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,728,330,271	-	-	2,728,330,271
Equity Securities—Foreign Common Stocks†	8,323,624	-	-	8,323,624
Mutual Funds	38,009,614	-	-	38,009,614
U.S. Treasury	-	1,909,423	-	1,909,423
Other Financial Instruments:
Financial Futures††	1,035,097	-	-	1,035,097

†  See Statement of Investments for additional detailed categorizations.

††  Amount shown represents unrealized appreciation at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

31

NOTES TO FINANCIAL STATEMENTS (continued)

borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $39,053 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	52,285,140	334,502,023	354,418,108	32,369,055	1.2
Dreyfus Institutional Cash Advantage Fund	9,077,652	129,894,509	133,331,602	5,640,559.2
Total	61,362,792	464,396,532	487,749,710	38,009,614	1.4

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

32

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $37,998,608, undistributed capital gains $147,012,721 and unrealized appreciation $1,646,698,010.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $47,641,087 and $45,566,567, and long-term capital gains $143,349,363 and $54,484,729, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $532,016 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015 was approximately $25,000 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees

33

NOTES TO FINANCIAL STATEMENTS (continued)

on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $198,480.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, the fund was charged $7,124,228 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $576,010 and Shareholder Services Plan fees $576,010, which are offset against an expense reimbursement currently in effect in the amount of $14,997.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2015, amounted to $104,241,483 and $302,377,182, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund

34

invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Equity financial futures	39,545,327

At October 31, 2015, the cost of investments for federal income tax purposes was $1,129,874,922; accordingly, accumulated net unrealized appreciation on investments was $1,646,698,010, consisting of $1,725,001,958 gross unrealized appreciation and $78,303,948 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the

35

NOTES TO FINANCIAL STATEMENTS (continued)

plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

36

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal was completed in April 2014. Oral argument before the Second Circuit took place on November 5, 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’ response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. No date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus S&P 500 Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $47,641,087 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby designates $2.7121 per share as a long-term capital gain distribution and $.0729 per share as a short-term capital gain distribution paid on December 29, 2014 and the fund also reports $.0105 per share as a long-term capital gain distribution paid on March 24, 2015.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

40

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

42

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

43

NOTES

44

NOTES

45

For More Information

Dreyfus S&P 500 Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0078AR1015

Dreyfus Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2015

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Smallcap Stock Index Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2014, through October 31, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. U.S. stocks advanced over the final months of 2014 and the spring of 2015, with some broad measures of market performance setting new record highs. Those gains were largely erased over the summer when global economic instability undermined investor sentiment, but a renewed rally in October enabled most broad stock indices to end the reporting period in positive territory. In contrast, international stocks generally lost a degree of value, with developed markets faring far better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds generally produced modestly positive total returns, with municipal bonds and longer term U.S. government securities faring better, on average, than corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding short-term U.S. interest rates and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

November 16, 2015

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2014, through October 31, 2015, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2015, Dreyfus Smallcap Stock Index Fund produced a total return of 2.54%.1 In comparison, the Standard & Poor’s SmallCap 600® Index (“S&P 600 Index”), the fund’s benchmark, produced a 2.85% total return for the same period.2,3

Modestly positive results from small-cap stocks for the reporting period masked heightened volatility stemming from shifting economic sentiment. The difference in returns between the fund and the S&P 600 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 600 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 600 Index by generally investing in a representative sample of the stocks listed in the S&P 600 Index. The S&P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 600 Index.

Global Economic Concerns Sparked Market Turmoil

After experiencing sharp declines in the early fall, the reporting period began in the midst of a stock market rally driven by robust employment gains and improved consumer and business confidence. The S&P 600 Index climbed through the end of January 2015 despite global economic concerns and plummeting commodity prices.

Investors responded negatively in February to sluggish domestic economic growth stemming from severe winter weather and an appreciating U.S. dollar. Indeed, U.S. GDP expanded at an anemic 0.6% annualized rate during the first quarter of 2015, but the S&P 600 Index soon resumed its advance, setting a new record high in late June as the U.S. economy regained traction with a 3.9% annualized growth rate for the second quarter.

Uncertainty regarding a debt crisis in Greece and slowing economic growth in China again sent U.S. stock prices lower over the summer. In mid-August, the Chinese central bank unexpectedly devalued the country’s currency, sending commodity prices lower. In fact, reduced U.S. export activity stemming from global economic weakness was cited as a primary factor behind a deceleration of U.S. economic growth to an annualized 1.5% rate for the third quarter. Small-cap stocks dipped into negative territory in late August and through most of September, but a strong rally in October enabled the S&P 600 Index to end the reporting period with a modest gain.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Technology Stocks Led Small-Cap Stocks Slightly Higher

Although the S&P 600 Index posted a mild gain for the reporting period overall, the economic sectors that comprise the index delivered widely disparate results. The information technology sector led the small-cap market’s advance, as cost containment efforts helped support earnings growth, and some small technology companies gained value in the wake of acquisition offers. Credit card processors prospered amid rising consumer spending, while makers of semiconductors and other electronic components benefited from greater adoption of smartphones. Companies providing IT outsourcing services to businesses and government agencies also fared particularly well over the reporting period.

The health care sector continued to see rising spending on medical services for an aging population, and the market sector benefited from the release of new generic drugs when patent protections expired for their branded counterparts. The utilities sector also produced relatively strong returns when interest rates remained low and smaller electricity producers were acquired by larger ones at premiums to their stock prices at the time.

In contrast, the energy sector lost considerable value over the reporting period. A glut of supply of crude oil was met with tepid global demand, causing petroleum prices to fall sharply. Offshore drillers, exploration-and-production companies, and coal producers were hit especially hard. The materials sector also was hurt by declining commodity prices due to reduced demand from the emerging markets and a strengthening U.S. dollar, which weighed on earnings for metals-and-mining companies. In addition, producers of paper and forest products were hurt over the winter of 2015 by bad weather and labor unrest in West Coast ports. Finally, results from the industrials sector were undermined by weakness among trucking firms and railroads that struggled with lower demand from the energy and timber industries.

Replicating the Performance of the S&P 600 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. economic recovery appears to remain on track, and aggressively accommodative monetary policies are at work in international markets. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 16, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small-cap companies often experience sharper price fluctuations than stocks of larger cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² SOURCE: Lipper Inc. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions. The Standard & Poor’s SmallCap 600 Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund and the Standard & Poor's SmallCap 600 Index

Average Annual Total Returns as of 10/31/15
	1 Year	5 Years	10 Years
Fund	2.54%	14.10%	8.39%
Standard & Poor’s SmallCap 600 Index	2.85%	14.44%	8.64%

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in Dreyfus Smallcap Stock Index Fund on 10/31/05 to a $10,000 investment made in the Standard & Poor’s SmallCap 600 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is a broad-based index and a widely accepted, unmanaged index of overall small-cap stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2015 to October 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2015

Expenses paid per $1,000†	$2.50
Ending value (after expenses)	$985.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2015

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2015

Common Stocks - 98.9%	Shares		Value ($)
Automobiles & Components - 1.0%
Dorman Products	78,281	[a,b]	3,654,157
Drew Industries	57,280		3,427,062
Gentherm	96,640	[a,b]	4,750,822
Motorcar Parts of America	48,370	[b]	1,628,134
Standard Motor Products	44,619		1,974,391
Superior Industries International	33,960		668,333
Winnebago Industries	66,696	[a]	1,399,949
			17,502,848
Banks - 10.7%
Ameris Bancorp	68,671		2,163,136
Astoria Financial	209,680		3,346,493
Bank Mutual	165,021		1,194,752
Banner	57,568		2,824,862
BBCN Bancorp	185,555		3,115,468
BofI Holding	34,039	[a,b]	2,723,460
Boston Private Financial Holdings	253,456		2,904,606
Brookline Bancorp	202,075		2,293,551
Cardinal Financial	110,650		2,515,074
Central Pacific Financial	111,433		2,491,642
City Holding	37,313		1,784,681
Columbia Banking System	146,458		4,879,981
Community Bank System	105,503		4,300,302
CVB Financial	290,229		5,064,496
Dime Community Bancshares	106,133		1,841,408
F.N.B.	436,818	[a]	5,883,938
First BanCorp	250,421	[b]	949,096
First Commonwealth Financial	295,442		2,715,112
First Financial Bancorp	153,551		2,960,463
First Financial Bankshares	189,102		6,289,533
First Midwest Bancorp	221,187		3,941,552
First NBC Bank Holding	41,995	[b]	1,561,794
Glacier Bancorp	214,617		5,871,921
Hanmi Financial	88,090		2,246,295
Home BancShares	170,293		7,308,976
Independent Bank	59,434		2,777,945
LegacyTexas Financial Group	105,269		3,021,220
LendingTree	16,925	[b]	2,054,018
MB Financial	169,358		5,460,102

7

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Banks - 10.7% (continued)
National Penn Bancshares	386,838		4,657,530
NBT Bancorp	101,459		2,852,012
Northfield Bancorp	160,854		2,464,283
Northwest Bancshares	272,241		3,664,364
OFG Bancorp	117,146		1,078,915
Old National Bancorp	275,138		3,851,932
Oritani Financial	136,475		2,172,682
Pinnacle Financial Partners	96,997		5,103,982
PrivateBancorp	224,305		9,382,678
Provident Financial Services	162,688		3,305,820
S&T Bancorp	88,482	[a]	2,820,806
Simmons First National, Cl. A	77,355		3,986,877
Southside Bancshares	42,528		1,144,003
Sterling Bancorp	299,373		4,607,350
Talmer Bancorp, Cl. A	194,126		3,265,199
Texas Capital Bancshares	113,382	[b]	6,258,686
Tompkins Financial	32,296		1,753,027
TrustCo Bank	184,658		1,150,419
UMB Financial	100,774		4,945,988
United Bankshares	160,950	[a]	6,365,572
United Community Banks	183,819		3,705,791
Walker & Dunlop	73,408	[b]	2,129,566
Westamerica Bancorporation	56,729	[a]	2,507,989
Wilshire Bancorp	191,750		2,049,807
Wintrust Financial	123,525		6,236,777
			187,947,932
Capital Goods - 9.6%
AAON	125,576		2,570,541
AAR	92,005		2,087,593
Actuant, Cl. A	159,069		3,626,773
Aegion	106,318	[b]	2,050,874
Aerojet Rocketdyne Holdings	174,356	[b]	2,953,591
AeroVironment	30,188	[a,b]	696,437
Albany International, Cl. A	81,615		3,066,276
American Science & Engineering	9,504		356,210
American Woodmark	41,178	[b]	2,993,641
Apogee Enterprises	88,721		4,394,351
Applied Industrial Technologies	108,155		4,467,883
Astec Industries	46,089		1,497,892

8

Common Stocks - 98.9% (continued)	Shares		Value ($)
Capital Goods - 9.6% (continued)
AZZ	60,207		3,331,253
Barnes Group	138,658		5,212,154
Briggs & Stratton	141,916		2,521,847
Chart Industries	79,817	[a,b]	1,372,054
CIRCOR International	43,576	[a]	2,001,010
Comfort Systems USA	103,809		3,314,621
Cubic	70,296		3,152,776
Curtiss-Wright	124,718		8,675,384
DXP Enterprises	32,979	[b]	997,945
Dycom Industries	89,516	[b]	6,811,272
EMCOR Group	173,425		8,372,959
Encore Wire	54,756		2,341,914
EnerSys	124,098	[a]	7,568,737
Engility Holdings	28,849		928,649
EnPro Industries	50,100		2,460,411
ESCO Technologies	70,407		2,611,396
Federal Signal	201,311		3,031,744
Franklin Electric	104,707		3,451,143
General Cable	173,287		2,666,887
Gibraltar Industries	61,327	[b]	1,552,800
Griffon	120,012		2,061,806
Harsco	208,348		2,235,574
Hillenbrand	166,028		4,926,051
John Bean Technologies	83,222		3,733,339
Kaman	88,259		3,432,393
Lindsay	25,828	[a]	1,750,622
Lydall	49,238	[b]	1,685,417
Moog, Cl. A	97,912	[b]	6,047,045
Mueller Industries	164,182		5,175,017
MYR Group	54,413	[b]	1,224,293
National Presto Industries	15,580		1,371,819
Orion Marine Group	50,589	[b]	197,803
PGT	89,622	[b]	1,080,841
Powell Industries	9,293		309,643
Quanex Building Products	96,845		1,827,465
Simpson Manufacturing	123,380		4,685,972
SPX	109,107		1,336,561
SPX FLOW	109,107	[b]	3,698,727
Standex International	29,301		2,628,886

9

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Capital Goods - 9.6% (continued)
TASER International	135,743	[a,b]	3,177,744
Tennant	46,071		2,668,432
Titan International	125,092		888,153
Universal Forest Products	60,167		4,369,929
Veritiv	11,749	[b]	493,458
Vicor	60,931	[b]	588,593
Watts Water Technologies, Cl. A	76,801		4,181,046
			168,915,647
Commercial & Professional Services - 4.8%
ABM Industries	131,286		3,728,522
Brady, Cl. A	120,903		2,750,543
CDI	46,063		368,504
Essendant	107,777		3,725,851
Exponent	68,056		3,498,759
G&K Services, Cl. A	52,956		3,485,564
Healthcare Services Group	180,034	[a]	6,708,067
Heidrick & Struggles International	36,877		979,453
HMS Holdings	233,355	[b]	2,457,228
Insperity	57,339		2,663,970
Interface	199,386		3,897,996
Kelly Services, Cl. A	84,461		1,334,484
Korn/Ferry International	143,007		5,201,165
Matthews International, Cl. A	80,040		4,620,709
Mobile Mini	112,661		3,857,513
Navigant Consulting	146,509	[b]	2,519,955
On Assignment	134,628	[b]	6,073,069
Resources Connection	104,396		1,873,908
Tetra Tech	156,083		4,198,633
The Brink's Company	127,628		3,953,915
TrueBlue	128,040	[b]	3,709,319
UniFirst	45,099		4,738,552
US Ecology	61,855		2,425,335
Viad	49,706		1,496,648
WageWorks	93,162	[b]	4,473,639
			84,741,301
Consumer Durables & Apparel - 2.9%
Arctic Cat	13,910		285,711
CalAtlantic Group	2	[b]	69
Callaway Golf	218,118		2,170,274

10

Common Stocks - 98.9% (continued)	Shares		Value ($)
Consumer Durables & Apparel - 2.9% (continued)
Crocs	197,221	[b]	2,129,987
Ethan Allen Interiors	78,233	[a]	2,128,720
G-III Apparel Group	106,778	[b]	5,882,400
Iconix Brand Group	133,749	[b]	2,049,035
iRobot	78,466	[a,b]	2,354,765
La-Z-Boy	143,825		4,106,204
M/I Homes	58,256	[b]	1,336,975
Meritage Homes	89,988	[b]	3,172,977
Movado Group	55,420		1,426,511
Oxford Industries	43,681		3,180,850
Perry Ellis International	53,824	[b]	1,155,601
Steven Madden	145,102	[b]	5,056,805
Sturm Ruger & Co.	49,988	[a]	2,846,317
TopBuild	97,722	[b]	2,748,920
Unifi	37,348	[b]	1,142,475
Universal Electronics	45,404	[b]	2,159,868
Wolverine World Wide	301,574		5,600,229
			50,934,693
Consumer Services - 3.4%
American Public Education	54,730	[b]	1,189,283
Biglari Holdings	1,401	[b]	538,166
BJ's Restaurants	56,633	[b]	2,431,255
Bob Evans Farms	60,777		2,629,821
Boyd Gaming	229,028	[b]	4,578,270
Capella Education	29,091		1,313,459
Career Education	123,606	[b]	446,218
DineEquity	41,448		3,458,836
Interval Leisure Group	105,292		1,858,404
Marcus	68,456		1,416,355
Marriott Vacations Worldwide	79,289		5,106,212
Monarch Casino & Resort	31,926	[b]	700,456
Papa John's International	75,924	[a]	5,327,587
Pinnacle Entertainment	176,711	[b]	6,186,652
Popeyes Louisiana Kitchen	60,264	[a,b]	3,401,300
Red Robin Gourmet Burgers	34,034	[b]	2,548,806
Regis	107,799	[b]	1,780,839
Ruby Tuesday	150,203	[b]	785,562
Ruth's Hospitality Group	110,912		1,720,245
Scientific Games, Cl. A	123,192	[a,b]	1,366,199

11

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Consumer Services - 3.4% (continued)
Sonic	161,813		4,618,143
Strayer Education	29,270	[b]	1,548,968
Texas Roadhouse	163,233		5,607,054
			60,558,090
Diversified Financials - 2.8%
Calamos Asset Management, Cl. A	67,277		631,731
Cash America International	80,202	[a]	2,769,375
Encore Capital Group	54,162	[a,b]	2,204,393
Enova International	73,384	[b]	953,992
Evercore Partners, Cl. A	100,866		5,446,764
EZCORP, Cl. A	102,152	[b]	680,332
Financial Engines	145,190	[a]	4,669,310
First Cash Financial Services	78,462	[b]	2,993,325
Green Dot, Cl. A	107,320	[b]	1,989,713
Greenhill & Co.	81,156		2,095,448
HFF, Cl. A	96,273		3,323,344
Interactive Brokers Group, Cl. A	139,717		5,747,957
INTL. FCStone	40,965	[b]	1,310,470
Investment Technology Group	109,814		1,758,122
Piper Jaffray	49,556	[b]	1,762,707
PRA Group	137,401	[a,b]	7,529,575
Virtus Investment Partners	14,312		1,675,076
World Acceptance	36,055	[a,b]	1,374,777
			48,916,411
Energy - 2.8%
Approach Resources	137,721	[b]	325,021
Basic Energy Services	135,673	[a,b]	503,347
Bill Barrett	130,406	[a,b]	635,077
Bonanza Creek Energy	97,720	[a]	556,027
Bristow Group	99,249	[a]	3,446,918
CARBO Ceramics	45,998	[a]	805,885
Carrizo Oil & Gas	144,229	[b]	5,427,337
Cloud Peak Energy	188,586	[a,b]	560,100
Contango Oil & Gas	41,176	[b]	314,996
Era Group	55,725	[b]	775,135
Exterran Holdings	168,049		3,653,385
Geospace Technologies	25,022	[b]	384,338
Green Plains	99,435		2,039,412
Gulf Island Fabrication	45,208		457,053

12

Common Stocks - 98.9% (continued)	Shares		Value ($)
Energy - 2.8% (continued)
GulfMark Offshore, Cl. A	105,000	[a]	655,200
Helix Energy Solutions Group	261,076	[b]	1,509,019
Hornbeck Offshore Services	80,923	[a,b]	1,093,270
ION Geophysical	416,928	[b]	154,263
Matrix Service	84,414	[b]	1,916,198
Newpark Resources	252,175	[b]	1,427,311
Northern Oil and Gas	145,444	[a,b]	733,038
PDC Energy	109,783	[b]	6,624,306
Penn Virginia	506,192	[a,b]	313,282
Pioneer Energy Services	273,578	[b]	631,965
REX American Resources	21,103	[b]	1,158,766
Rex Energy	149,914	[a,b]	338,806
SEACOR Holdings	48,342	[b]	2,824,140
Stone Energy	156,326	[a,b]	873,862
Synergy Resources	215,833	[a,b]	2,415,171
Tesco	90,330		722,640
TETRA Technologies	167,471	[b]	1,128,755
Tidewater	124,472	[a]	1,537,229
Unit	122,161	[b]	1,540,450
US Silica Holdings	140,805	[a]	2,542,938
			50,024,640
Food, Beverage & Tobacco - 2.4%
Andersons	71,061		2,515,559
B&G Foods	152,851		5,546,963
Calavo Growers	30,948		1,591,037
Cal-Maine Foods	88,472	[a]	4,729,713
Darling Ingredients	419,273	[b]	4,243,043
Diamond Foods	60,946	[b]	2,414,681
J&J Snack Foods	37,416		4,594,311
Sanderson Farms	60,237	[a]	4,187,074
Seneca Foods, Cl. A	18,438	[b]	538,021
Snyder's-Lance	144,276	[a]	5,127,569
SpartanNash	95,214		2,656,471
Universal	66,990	[a]	3,618,130
			41,762,572
Health Care Equipment & Services - 8.4%
Abaxis	65,938	[a]	3,310,747
ABIOMED	99,125	[b]	7,301,547
Aceto	66,875		2,016,950

13

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.4% (continued)
Air Methods	108,564	[a,b]	4,443,525
Almost Family	16,403	[b]	678,756
Amedisys	85,108	[b]	3,368,575
AMN Healthcare Services	124,131	[b]	3,521,596
Analogic	38,499		3,373,282
AngioDynamics	81,437	[b]	1,024,477
Anika Therapeutics	48,227	[a,b]	1,857,704
Cantel Medical	87,372		5,179,412
Chemed	48,149	[a]	7,573,356
CONMED	78,023		3,164,613
CorVel	31,789	[b]	1,055,395
Cross Country Healthcare	58,622	[b]	791,397
CryoLife	75,803		798,964
Cynosure, Cl. A	59,634	[a,b]	2,244,624
Ensign Group	57,493		2,423,905
ExamWorks Group	88,509	[a,b]	2,499,494
Greatbatch	68,597	[b]	3,666,510
Haemonetics	133,757	[b]	4,518,311
Hanger	94,700	[b]	1,365,574
HealthEquity	88,700	[a,b]	2,901,377
HealthStream	53,985	[b]	1,285,383
Healthways	92,002	[b]	1,082,864
ICU Medical	37,464	[b]	4,119,916
Inogen	28,019	[a,b]	1,197,532
Integra LifeSciences Holdings	72,836	[b]	4,338,841
Invacare	78,435		1,355,357
IPC Healthcare	43,410	[b]	3,407,685
Kindred Healthcare	212,947		2,853,490
Landauer	29,920		1,181,541
LHC Group	45,193	[b]	2,036,623
Magellan Health	63,518	[b]	3,391,861
Masimo	124,660	[b]	4,946,509
MedAssets	162,212	[a,b]	3,841,180
Medidata Solutions	147,861	[b]	6,358,023
Meridian Bioscience	120,398		2,288,766
Merit Medical Systems	115,906	[b]	2,148,897
MiMedx Group	278,775	[a,b]	2,029,482
Natus Medical	94,607	[b]	4,307,457
Neogen	96,829	[b]	5,233,607

14

Common Stocks - 98.9% (continued)	Shares		Value ($)
Health Care Equipment & Services - 8.4% (continued)
NuVasive	119,465	[b]	5,633,969
Omnicell	103,551	[b]	2,816,587
PharMerica	82,941	[b]	2,369,624
Providence Service	23,613	[b]	1,219,611
Quality Systems	149,813		2,104,873
Select Medical Holdings	251,243		2,839,046
SurModics	53,791	[b]	1,147,362
U.S. Physical Therapy	32,992		1,618,588
Vascular Solutions	40,565	[b]	1,302,948
			147,537,713
Household & Personal Products - .9%
Central Garden & Pet	23,678	[b]	376,717
Central Garden & Pet, Cl. A	103,199	[b]	1,741,999
Helen of Troy	80,247	[b]	7,961,305
Inter Parfums	52,355		1,446,045
Medifast	42,236	[b]	1,181,341
WD-40	34,348		3,282,982
			15,990,389
Insurance - 2.8%
American Equity Investment Life Holding	225,916		5,801,523
AMERISAFE	47,757		2,613,741
eHealth	29,773	[b]	355,787
Employers Holdings	105,239		2,785,676
HCI Group	24,807		1,081,833
Horace Mann Educators	93,406		3,198,221
Infinity Property & Casualty	27,988		2,253,594
Navigators Group	32,336	[b]	2,759,878
ProAssurance	137,046		7,257,956
RLI	92,350		5,619,497
Safety Insurance Group	27,648		1,602,202
Selective Insurance Group	152,070		5,549,034
Stewart Information Services	60,370		2,425,063
United Fire Group	60,477		2,249,140
United Insurance Holdings	41,653		688,108
Universal Insurance Holdings	103,673	[a]	3,270,883
			49,512,136
Materials - 4.7%
A. Schulman	83,506		2,997,030
AK Steel Holding	438,033	[a,b]	1,265,915

15

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Materials - 4.7% (continued)
American Vanguard	46,599		624,893
Balchem	81,930		5,595,819
Boise Cascade	96,961	[b]	2,902,043
Calgon Carbon	154,613		2,659,344
Century Aluminum	144,418	[a,b]	522,793
Clearwater Paper	58,781	[b]	2,964,326
Deltic Timber	21,708		1,345,028
Flotek Industries	127,771	[a,b]	2,312,655
FutureFuel	83,275		1,283,268
Glatfelter	103,789		2,013,507
Globe Specialty Metals	165,976		2,094,617
H.B. Fuller	131,538		4,997,129
Hawkins	12,042		499,020
Haynes International	24,753		976,506
Headwaters	198,039	[b]	4,069,701
Innophos Holdings	55,315		2,350,334
Innospec	64,537		3,565,024
Intrepid Potash	170,228	[b]	657,080
Kaiser Aluminum	51,815		4,212,041
KapStone Paper and Packaging	208,390		4,532,482
Koppers Holdings	43,275		820,494
Kraton Performance Polymers	104,264	[b]	2,125,943
LSB Industries	31,408	[b]	491,535
Materion	69,921		2,108,118
Myers Industries	70,969		1,107,826
Neenah Paper	49,555	[a]	3,340,503
Olympic Steel	32,416		310,221
Quaker Chemical	37,269		2,958,413
Rayonier Advanced Materials	128,095		1,181,036
Schweitzer-Mauduit International	96,883		3,760,998
Stepan	53,146		2,813,018
Stillwater Mining	360,795	[a,b]	3,369,825
SunCoke Energy	177,976		882,761
TimkenSteel	88,708		943,853
Tredegar	46,188		658,641
Wausau Paper	154,403		1,576,455
			82,890,195
Media - .7%
E.W. Scripps, Cl. A	129,479		2,856,307

16

Common Stocks - 98.9% (continued)	Shares		Value ($)
Media - .7% (continued)
Gannet Company	304,751		4,821,161
Harte-Hanks	143,675		610,619
Scholastic	65,804		2,689,409
Sizmek	73,893	[b]	438,185
			11,415,681
Pharmaceuticals, Biotechnology & Life Sciences - 3.5%
Acorda Therapeutics	111,092	[a,b]	4,003,756
Affymetrix	241,423	[a,b]	2,221,092
Albany Molecular Research	48,747	[b]	879,396
ANI Pharmaceuticals	21,086	[a,b]	882,238
Cambrex	92,927	[b]	4,271,854
DepoMed	162,773	[b]	2,848,527
Emergent BioSolutions	93,731	[b]	3,013,452
Enanta Pharmaceuticals	37,748	[a,b]	1,060,341
Impax Laboratories	172,726	[b]	5,981,501
Lannett Company	80,023	[a,b]	3,582,630
Ligand Pharmaceuticals	52,229	[a,b]	4,718,890
Luminex	102,315	[b]	1,862,133
Medicines	164,466	[b]	5,631,316
Momenta Pharmaceuticals	148,306	[b]	2,433,701
Nektar Therapeutics	354,013	[a,b]	4,202,134
Prestige Brands Holdings	146,337	[b]	7,171,976
Repligen	83,884	[b]	2,788,304
Sagent Pharmaceuticals	45,955	[b]	772,504
Spectrum Pharmaceuticals	167,925	[a,b]	874,889
Supernus Pharmaceuticals	101,961	[b]	1,682,356
			60,882,990
Real Estate - 7.4%
Acadia Realty Trust	167,791	[c]	5,518,646
Agree Realty	45,236	[c]	1,464,742
American Assets Trust	116,663	[c]	4,918,512
Capstead Mortgage	289,004	[a,c]	2,788,889
CareTrust	111,313		1,260,063
Cedar Realty Trust	228,442	[c]	1,596,810
Chesapeake Lodging Trust	155,387	[c]	4,279,358
CoreSite Realty	64,725	[c]	3,556,639
Cousins Properties	551,792	[c]	5,539,992
DiamondRock Hospitality	577,332	[c]	6,743,238
EastGroup Properties	95,300	[c]	5,352,048

17

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Real Estate - 7.4% (continued)
Education Realty Trust	133,368	[a,c]	4,789,245
EPR Properties	153,927	[c]	8,744,593
Forestar Group	74,024	[b,c]	1,047,440
Franklin Street Properties	193,396	[c]	2,015,186
GEO Group	193,525		6,245,052
Getty Realty	76,028	[c]	1,283,353
Government Properties Income Trust	170,723	[a,c]	2,779,370
Healthcare Realty Trust	251,987	[c]	6,642,377
Inland Real Estate	255,035	[c]	2,257,060
Kite Realty Group Trust	203,550	[c]	5,375,755
Lexington Realty Trust	603,743	[c]	5,337,088
LTC Properties	106,889	[c]	4,580,194
Medical Properties Trust	653,627	[c]	7,385,985
Parkway Properties	191,549	[c]	3,204,615
Pennsylvania Real Estate Investment Trust	169,457	[c]	3,809,393
PS Business Parks	58,714	[c]	5,037,074
Retail Opportunity Investments	237,412	[c]	4,304,280
Sabra Health Care	152,505	[c]	3,458,813
Saul Centers	31,599	[c]	1,771,756
Summit Hotel Properties	231,366	[c]	3,026,267
Universal Health Realty Income Trust	43,779	[c]	2,175,379
Urstadt Biddle Properties, Cl. A	68,697	[c]	1,380,810
			129,670,022
Retailing - 5.4%
Barnes & Noble	152,242	[a,b]	1,977,624
Barnes and Noble Education	82,236		1,212,981
Big 5 Sporting Goods	52,516		480,521
Blue Nile	34,216	[b]	1,166,766
Buckle	76,831	[a]	2,722,891
Caleres	114,211		3,490,288
Cato, Cl. A	78,711		2,972,127
Core-Mark Holding	60,782		4,940,969
Express	224,506	[b]	4,332,966
Finish Line, Cl. A	103,940		1,936,402
Francesca's Holdings	139,327	[b]	1,979,837
Fred's, Cl. A	60,235		833,050
FTD Companies	44,529	[b]	1,261,061
Genesco	59,617	[b]	3,735,005
Group 1 Automotive	57,100		4,964,845

18

Common Stocks - 98.9% (continued)	Shares		Value ($)
Retailing - 5.4% (continued)
Haverty Furniture	40,221		941,574
Hibbett Sports	68,196	[a,b]	2,329,575
Kirkland's	50,437		1,159,547
Lithia Motors, Cl. A	63,736		7,481,969
Lumber Liquidators Holdings	66,072	[a,b]	913,115
MarineMax	74,604	[b]	1,178,743
Men's Wearhouse	131,192		5,245,056
Monro Muffler Brake	82,272	[a]	6,102,114
NutriSystem	81,506		1,885,234
Outerwall	55,998	[a]	3,359,880
PEP Boys-Manny Moe & Jack	109,514	[b]	1,647,091
PetMed Express	59,167	[a]	995,189
Pool	114,377		9,326,301
Select Comfort	157,980	[b]	3,349,176
Sonic Automotive, Cl. A	82,850		2,066,279
Stage Stores	67,430	[a]	656,094
Stein Mart	53,935		477,864
The Children's Place	62,568		3,358,025
Tuesday Morning	98,094	[b]	530,689
Vitamin Shoppe	76,066	[b]	2,182,334
VOXX International	37,300	[b]	192,468
Zumiez	51,508	[a,b]	900,360
			94,286,010
Semiconductors & Semiconductor Equipment - 3.6%
Advanced Energy Industries	122,437	[b]	3,462,518
Brooks Automation	178,317		1,968,620
Cabot Microelectronics	72,313	[b]	3,049,439
CEVA	36,324	[b]	848,892
Cirrus Logic	172,027	[b]	5,303,592
Cohu	91,189		1,148,070
Diodes	87,985	[b]	2,014,856
DSP Group	61,946	[b]	625,655
Exar	105,222	[b]	598,713
Kopin	154,486	[b]	412,478
Kulicke & Soffa Industries	178,729	[b]	1,894,527
Microsemi	260,986	[b]	9,398,106
MKS Instruments	141,855		4,998,970
Monolithic Power Systems	96,878		6,047,125
Nanometrics	42,212	[b]	644,999

19

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.6% (continued)
Pericom Semiconductor	61,482		1,072,861
Power Integrations	86,291		4,367,188
Rambus	322,687	[b]	3,330,130
Rudolph Technologies	69,674	[b]	891,130
Semtech	172,911	[b]	3,025,942
Tessera Technologies	147,050		5,142,338
Ultratech	56,921	[b]	889,675
Veeco Instruments	102,666	[b]	1,850,041
			62,985,865
Software & Services - 6.5%
Blackbaud	131,739		8,258,718
Blucora	114,102	[b]	1,118,200
Bottomline Technologies	106,414	[b]	2,945,540
CACI International, Cl. A	66,923	[b]	6,494,208
Cardtronics	134,856	[b]	4,652,532
Ciber	187,916	[b]	670,860
Computer Programs & Systems	36,712		1,395,423
comScore	86,451	[b]	3,698,374
Constant Contact	98,521	[b]	2,571,398
CSG Systems International	99,355		3,330,380
DHI Group	114,991	[b]	1,040,669
Ebix	64,798	[a]	1,796,849
Epiq Systems	81,158		1,119,980
ePlus	15,752	[b]	1,329,784
ExlService Holdings	86,516	[b]	3,829,198
Forrester Research	35,925		1,159,300
Heartland Payment Systems	91,460		6,768,040
Interactive Intelligence Group	36,297	[b]	1,173,845
j2 Global	117,467		9,109,566
Liquidity Services	73,782	[b]	604,275
LivePerson	117,131	[b]	913,622
LogMeIn	67,885	[b]	4,572,734
ManTech International, Cl. A	61,944		1,790,182
MicroStrategy, Cl. A	26,641	[b]	4,584,117
Monotype Imaging Holdings	104,669		2,861,650
Monster Worldwide	310,359	[a,b]	1,945,951
NIC	164,750	[b]	3,125,307
Perficient	93,584	[b]	1,564,724
Progress Software	152,872	[b]	3,711,732

20

Common Stocks - 98.9% (continued)	Shares		Value ($)
Software & Services - 6.5% (continued)
QuinStreet	77,713	[b]	431,307
Stamps.com	44,308	[b]	3,350,128
SYKES Enterprises	110,581	[b]	3,206,849
Synchronoss Technologies	96,260	[b]	3,386,427
Take-Two Interactive Software	227,862	[b]	7,565,018
Tangoe	79,921	[b]	661,746
TeleTech Holdings	51,424		1,496,438
VASCO Data Security International	74,580	[a,b]	1,417,766
Virtusa	64,841	[b]	3,723,819
XO Group	82,868	[b]	1,253,793
			114,630,449
Technology Hardware & Equipment - 6.6%
ADTRAN	131,917		2,048,671
Agilysys	45,484	[b]	517,153
Anixter International	76,714	[b]	5,261,046
Badger Meter	33,852		2,050,754
Bel Fuse, Cl. B	27,512		496,041
Benchmark Electronics	157,619	[b]	3,117,704
Black Box	47,417		578,962
CalAmp	78,553	[a,b]	1,489,365
Checkpoint Systems	130,074		972,954
Coherent	72,761	[b]	3,943,646
Comtech Telecommunications	48,609		1,174,393
CTS	96,354		1,751,716
Daktronics	71,502		693,569
DTS	63,878	[b]	1,901,009
Electro Scientific Industries	40,589	[a]	189,551
Electronics For Imaging	117,218	[b]	5,443,604
Fabrinet	75,279	[b]	1,631,296
FARO Technologies	33,168	[b]	1,120,747
Harmonic	271,781	[b]	1,565,459
II-VI	166,379	[b]	3,014,787
Insight Enterprises	113,620	[b]	2,885,948
Itron	99,729	[b]	3,663,046
Ixia	169,103	[b]	2,436,774
Littelfuse	61,951		6,190,763
Lumentum Holdings	124,295	[b]	1,782,390
Mercury Systems	89,384	[b]	1,533,829
Methode Electronics	117,162		3,905,009

21

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 98.9% (continued)	Shares		Value ($)
Technology Hardware & Equipment - 6.6% (continued)
MTS Systems	36,343		2,399,728
NETGEAR	84,803	[b]	3,510,844
Newport	107,545	[b]	1,625,005
OSI Systems	50,734	[b]	4,372,256
Park Electrochemical	43,156		705,169
Plexus	91,297	[b]	3,160,702
QLogic	233,029	[b]	2,889,560
Rofin-Sinar Technologies	88,549	[b]	2,564,379
Rogers	49,430	[b]	2,299,484
Ruckus Wireless	231,191	[b]	2,607,834
Sanmina	233,119	[b]	4,818,570
ScanSource	63,819	[b]	2,202,394
Super Micro Computer	90,501	[a,b]	2,553,033
SYNNEX	77,291		6,835,616
TTM Technologies	203,573	[b]	1,486,083
ViaSat	110,184	[a,b]	7,267,737
Viavi Solutions	558,824	[b]	3,325,003
			115,983,583
Telecommunication Services - .9%
8x8	204,374	[b]	2,178,627
Atlantic Tele-Network	34,231		2,615,933
Cincinnati Bell	588,362	[b]	2,218,125
Consolidated Communications Holdings	113,561		2,509,698
General Communication, Cl. A	107,982	[b]	2,199,053
Iridium Communications	222,870	[a,b]	1,829,763
Lumos Networks	34,062		441,444
Spok Holdings	63,569		1,146,149
			15,138,792
Transportation - 2.7%
Allegiant Travel	34,427	[a]	6,797,611
ArcBest	80,064		2,073,658
Atlas Air Worldwide Holdings	71,143	[b]	2,933,937
Celadon Group	46,099		667,514
Echo Global Logistics	62,380	[b]	1,484,020
Forward Air	72,218		3,275,808
Hawaiian Holdings	149,308	[a,b]	5,180,988
Heartland Express	159,747	[a]	3,008,036
Hub Group, Cl. A	99,181	[b]	3,965,256
Knight Transportation	171,879		4,369,164

22

Common Stocks - 98.9% (continued)	Shares		Value ($)
Transportation - 2.7% (continued)
Marten Transport	62,388		1,022,539
Matson	124,332		5,698,136
Republic Airways Holdings	136,582	[b]	786,712
Roadrunner Transportation Systems	59,188	[b]	629,760
Saia	74,551	[b]	1,760,149
SkyWest	132,869		2,529,826
UTi Worldwide	221,558	[a,b]	1,579,709
			47,762,823
Utilities - 4.4%
ALLETE	131,620		6,608,640
American States Water	112,702		4,592,606
Avista	151,609		5,131,965
El Paso Electric	93,082		3,599,481
Laclede Group	105,931	[a]	6,204,379
New Jersey Resources	211,213		6,691,228
Northwest Natural Gas	78,135	[a]	3,732,509
NorthWestern	119,841		6,494,184
Piedmont Natural Gas	216,191		12,389,906
South Jersey Industries	199,207		5,280,978
Southwest Gas	132,509		8,144,003
UIL Holdings	156,374		7,973,510
			76,843,389
Total Common Stocks (cost $1,308,692,656)			1,736,834,171
Short-Term Investments - .1%	Principal Amount ($)		Value ($)
U.S. Treasury Bills
0.04%, 3/17/16	590,000	[d]	589,777
0.03%, 2/25/16	370,000	[d]	369,908
			959,685
Total Short-Term Investments (cost $959,868)
Other Investment - 1.0%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $16,423,463)	16,423,463	[e]	16,423,463

23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral for Securities Loaned - 4.1%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund (cost $72,484,358)	72,484,358	[e]	72,484,358
Total Investments (cost $1,398,560,345)	104.1%		1,826,701,677
Liabilities, Less Cash and Receivables	(4.1%)		(71,126,457)
Net Assets	100.0%		1,755,575,220

a Security, or portion thereof, on loan. At October 31, 2015, the value of the fund’s securities on loan was $169,171,552 and the value of the collateral held by the fund was $173,944,192, consisting of cash collateral of $72,484,358 and U.S. Government & Agency securities valued at $101,459,834.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by or on behalf of a counterparty for open financial futures contracts.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	10.7
Capital Goods	9.6
Health Care Equipment & Services	8.4
Real Estate	7.4
Technology Hardware & Equipment	6.6
Software & Services	6.5
Retailing	5.4
Short-Term/ Money Market Investments	5.2
Commercial & Professional Services	4.8
Materials	4.7
Utilities	4.4
Semiconductors & Semiconductor Equipment	3.6
Pharmaceuticals, Biotechnology & Life Sciences	3.5
Consumer Services	3.4
Consumer Durables & Apparel	2.9
Diversified Financials	2.8
Energy	2.8
Insurance	2.8
Transportation	2.7
Food, Beverage & Tobacco	2.4
Automobiles & Components	1.0
Household & Personal Products	.9
Telecommunication Services	.9
Media	.7
104.1

†Based on net assets.

See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2015

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation at 10/31/2015 ($)

Financial Futures Long
Russell 2000 Mini	155	17,953,650	December 2015	418,280
Gross Unrealized Appreciation				418,280

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $169,171,552)—Note 1(b):
Unaffiliated issuers	1,309,652,524	1,737,793,856
Affiliated issuers	88,907,821	88,907,821
Cash		1,675,840
Receivable for investment securities sold		10,460,985
Dividends, interest and securities lending income receivable		889,976
Receivable for shares of Common Stock subscribed		508,578
Other assets		6,367
		1,840,243,423
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		727,422
Liability for securities on loan—Note 1(b)		72,484,358
Payable for investment securities purchased		10,364,904
Payable for shares of Common Stock redeemed		1,048,626
Payable for futures variation margin—Note 4		40,593
Accrued expenses		2,300
		84,668,203
Net Assets ($)		1,755,575,220
Composition of Net Assets ($):
Paid-in capital		1,166,711,918
Accumulated undistributed investment income—net		12,157,325
Accumulated net realized gain (loss) on investments		148,146,365
Accumulated net unrealized appreciation (depreciation) on investments (including $418,280 net unrealized appreciation on financial futures)		428,559,612
Net Assets ($)		1,755,575,220
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		60,672,270
Net Asset Value Per Share ($)		28.94

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2015

Investment Income ($):
Income:
Interest	8,256
Cash dividends (net of $6,006 foreign taxes withheld at source):
Unaffiliated issuers	24,891,481
Affiliated issuers	15,121
Income from securities lending—Note 1(b)	1,200,807
Total Income	26,115,665
Expenses:
Management fee—Note 3(a)	4,520,109
Shareholder servicing costs—Note 3(b)	4,520,109
Directors’ fees—Note 3(a,c)	121,366
Loan commitment fees—Note 2	19,026
Interest expense—Note 2	320
Total Expenses	9,180,930
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(121,366)
Net Expenses	9,059,564
Investment Income—Net	17,056,101
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	160,109,615
Net realized gain (loss) on financial futures	357,359
Net Realized Gain (Loss)	160,466,974
Net unrealized appreciation (depreciation) on investments	(132,067,576)
Net unrealized appreciation (depreciation) on financial futures	(13,022)
Net Unrealized Appreciation (Depreciation)	(132,080,598)
Net Realized and Unrealized Gain (Loss) on Investments	28,386,376
Net Increase in Net Assets Resulting from Operations	45,442,477

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2015	2014
Operations ($):
Investment income—net	17,056,101	13,189,664
Net realized gain (loss) on investments	160,466,974	120,864,966
Net unrealized appreciation (depreciation) on investments	(132,080,598)	11,871,540
Net Increase (Decrease) in Net Assets Resulting from Operations	45,442,477	145,926,170
Dividends to Shareholders from ($):
Investment income—net	(14,103,759)	(12,000,269)
Net realized gain on investments	(120,880,643)	(60,182,073)
Total Dividends	(134,984,402)	(72,182,342)
Capital Stock Transactions ($):
Net proceeds from shares sold	414,048,767	546,188,952
Dividends reinvested	131,149,954	70,431,094
Cost of shares redeemed	(510,037,310)	(508,773,280)
Increase (Decrease) in Net Assets from Capital Stock Transactions	35,161,411	107,846,766
Total Increase (Decrease) in Net Assets	(54,380,514)	181,590,594
Net Assets ($):
Beginning of Period	1,809,955,734	1,628,365,140
End of Period	1,755,575,220	1,809,955,734
Undistributed investment income—net	12,157,325	9,198,943
Capital Share Transactions (Shares):
Shares sold	14,079,398	18,566,243
Shares issued for dividends reinvested	4,481,405	2,377,558
Shares redeemed	(17,330,175)	(17,350,819)
Net Increase (Decrease) in Shares Outstanding	1,230,628	3,592,982

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	30.45	29.16	21.95	20.21	18.82
Investment Operations:
Investment income—net[a]	.28	.22	.28	.20	.14
Net realized and unrealized gain (loss) on investments	.52	2.34	7.88	2.39	1.80
Total from Investment Operations	.80	2.56	8.16	2.59	1.94
Distributions:
Dividends from investment income—net	(.24)	(.21)	(.32)	(.11)	(.16)
Dividends from net realized gain on investments	(2.07)	(1.06)	(.63)	(.74)	(.39)
Total Distributions	(2.31)	(1.27)	(.95)	(.85)	(.55)
Net asset value, end of period	28.94	30.45	29.16	21.95	20.21
Total Return (%)	2.54	8.91	38.63	13.24	10.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.94	.75	1.13	.97	.68
Portfolio Turnover Rate	16.53	18.22	20.89	14.64	22.25
Net Assets, end of period ($ x 1,000)	1,755,575	1,809,956	1,628,365	1,127,930	1,025,657

a Based on average shares outstanding.

See notes to financial statements.

29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Standard & Poor’s® SmallCap 600 Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

30

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

31

NOTES TO FINANCIAL STATEMENTS (continued)

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2015 in valuing the fund’s investments:

32

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	1,731,728,639	-	-	1,731,728,639
Equity Securities—Foreign Common Stocks†	5,105,532	-	-	5,105,532
Mutual Funds	88,907,821	-	-	88,907,821
U.S. Treasury	-	959,685	-	959,685
Other Financial Instruments:
Financial Futures††	418,280	-	-	418,280

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At October 31, 2015, there were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the

33

NOTES TO FINANCIAL STATEMENTS (continued)

borrower and the collateral. During the period ended October 31, 2015, The Bank of New York Mellon earned $294,042 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2015 were as follows:

Affiliated Investment Company	Value 10/31/2014 ($)	Purchases ($)	Sales ($)	Value 10/31/2015 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	12,857,901	211,495,851	207,930,289	16,423,463	1.0
Dreyfus Institutional Cash Advantage Fund	-	584,182,545	511,698,187	72,484,358	4.1
Total	12,857,901	795,678,396	719,628,476	88,907,821	5.1

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2015, the fund did not incur any interest or penalties.

34

Each tax year in the four-year period ended October 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,189,480, undistributed capital gains $158,485,393 and unrealized appreciation $418,188,429.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2015 and October 31, 2014 were as follows: ordinary income $18,988,306 and $19,508,826, and long-term capital gains $115,996,096 and $52,673,516, respectively.

During the period ended October 31, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for dividend reclassification, the fund increased accumulated undistributed investment income-net by $6,040 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2015 was approximately $29,000 with a related weighted average annualized interest rate of 1.10%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Under the terms of the Agreement, Dreyfus has agreed to pay all of the fund’s direct expenses, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees

35

NOTES TO FINANCIAL STATEMENTS (continued)

on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the fund and extraordinary expenses. Dreyfus has also agreed to reduce its management fee in an amount equal to the fund’s allocable portion of the accrued fees and expenses of the non-interested Board members and fees and expenses of independent counsel to the fund and to non-interested Board members. During the period ended October 31, 2015, fees reimbursed by Dreyfus amounted to $121,366.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2015, the fund was charged $4,520,109 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $368,420 and Shareholder Services Plan fees $368,420, which are offset against an expense reimbursement currently in effect in the amount of $9,418.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2015, amounted to $294,371,786 and $383,359,132, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2015 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund

36

invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2015 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2015:

Average Market Value ($)
Equity financial futures	18,642,704

At October 31, 2015, the cost of investments for federal income tax purposes was $1,408,513,248; accordingly, accumulated net unrealized appreciation on investments was $418,188,429, consisting of $540,488,971 gross unrealized appreciation and $122,300,542 gross unrealized depreciation.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Smallcap Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Smallcap Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) as of October 31, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2015

38

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2015 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2015, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $17,696,034 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2016 of the percentage applicable to the preparation of their 2015 income tax returns. Also, the fund hereby designates $1.9716 per share as a long-term capital gain distribution and $.0835 per share as a short-term capital gain distribution paid on December 29, 2014 and the fund also reports $.0106 per share as a long-term capital gain distribution paid on March 24, 2015.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 140

———————

Peggy C. Davis (72)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

David P. Feldman (75)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 37

———————

Ehud Houminer (75)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 61

———————

40

Lynn Martin (75)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Dr. Martin Peretz (76)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 37

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 59 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

42

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

43

NOTES

44

NOTES

45

For More Information

Dreyfus Smallcap Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DISSX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2015 MBSC Securities Corporation 0077AR1015

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $107,880 in 2014 and $110,575 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $36,360 in 2014 and $18,819 in 2015. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $ -0- in 2014 and $ -0- in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $37,316 in 2014 and $28,314  in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $ -0- in 2014 and $ -0- in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5,294 in 2014 and $2,963 in 2015. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $ -0- in 2014 and $ -0- in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $26,822,186 in 2014 and $19,591,507 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Index Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date: December 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date: December 22, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date: December 22, 2015

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)